                                                                   Exhibit 10.10


                           ELEVENTH AMENDMENT TO LEASE


THIS ELEVENTH AMENDMENT, made as of 23rd day of January, 2001, to that certain LEASE, dated November 5, 1986, by and between LOCKERBIE VERMONT, L.L.C. (f/k/a Vermont Street Associates, L. P. (f/k/a Vermont Street Associates), as landlord, and CENTILLION DATA SYSTEMS, INC. (f/k/a Compucom Communications Corporation (f/k/a Compucom Development Corporation), as tenant, as amended by that certain AMENDMENT TO LEASE, dated December 1, 1986, and that certain AMENDMENT TO LEASE, dated March 31, 1987, and that certain AMENDMENT OF LEASE, dated September 30, 1987 and, that certain FOURTH (sic) AMENDMENT OF LEASE, dated May 26, 1989, and that certain SIXTH AMENDMENT OF LEASE, dated October 1, 1991, and that certain SEVENTH AMENDMENT TO LEASE, dated June 13, 1995, and that certain EIGHTH AMENDMENT TO LEASE, dated June 18, 1996, and that certain NINTH AMENDMENT TO LEASE, dated January 6, 1999, and that certain TENTH AMENDMENT TO LEASE, dated March 25, 1999 by and between such parties (collectively, the "Lease"; all capitalized terms used but not defined herein having the meanings ascribed to them in the Lease),

                               W I T N E S S E T H


         THAT WHEREAS, Landlord and Tenant are parties to the Lease; and


         WHEREAS, the parties desire to amend the Lease as hereinafter provided, and upon and subject to the terms and conditions hereinafter set forth,

         NOW, THEREFORE, in consideration of the premises and their mutual undertakings, the parties hereby agree as follows:

         1. Section 2.01 ("Definitions") subsection (b) ("Leased Premises") is hereby amended by adding the following to be and read as follows:

                  (b)      .... "As of March 1, 2001, the Leased Premises shall
                           consist of 20,003 rentable square feet of office space located in Suite 200 and as designated on Exhibit A-5.

         2. Section 2.01 ("Definitions") subsection (h) ("Tenant"s Proportionate Share") is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

                  (h) Tenant's Proportionate Share: As of March 1, 2001 the Leased Premises constitute (i) 32.8672% of the total rentable square footage of the office portion of the Building for the purposes of assessing Excess Operating Cost, and (ii) 19.6536% of the total rentable square footage of the Building for the purposes of assessing Impositions.

         3. Section 3.02 ("Preparation of the Leased Premises") is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

                  Section 3.02 Preparation of the Leased Premises: Landlord shall have no obligation to perform or complete the work required for preparation of the Leased Premises for Tenant's occupancy. Tenant shall complete the work for preparation of the Leased Premises. Such cost shall include any and all costs to access the common areas in a manner suitable for marketing the balance of the available space on the second of the Building. Tenant may use the remaining tenant improvement funds. The total remaining funds available to Tenant for preparation of the Leased Premises as defined in the Ninth Amendment to Lease equals Zero Dollars ($0.00).

         4. This Eleventh Amendment is subject to Mortgagee's approval. Landlord shall use reasonable efforts to obtain Mortgagee's approval hereof as soon as possible, and in any event within thirty (30) days, after the date hereof. In the event notice of disapproval by Mortgagee of this Eleventh Amendment is received within thirty (30) days after the date hereof, this Eleventh Amendment shall be null, void, and of no further force or effect. "

         5. Subject to the provisions of paragraph 2, this Eleventh Amendment shall be effective as of the date hereof.

         6. This Eleventh Amendment may be executed in separate counterparts, each of which when so executed shall be an original, but all of such counterparts shall together constitute one and the same instrument.

         7. This Eleventh Amendment shall be governed by and subject to the laws of the State of Indiana.



         Except as expressly amended hereby, the Lease shall continue to be and remain in full force and effect in accordance with its terms, covenants, conditions and provisions. In the Lease, or any instrument, document or other consideration executed or delivered in connection therewith, any reference to the Lease shall be deemed and construed to be a reference to the Lease as amended hereby.







                                   Signature page to follow.

         IN WITNESS WHEREOF, the parties have executed this Eleventh Amendment as of the day and year first above written.



                                    Landlord:


                                    LOCKERBIE VERMONT, L.L.C.


                                    By: /s/ Cornelius M. Alig
                                        -----------------------------
                                        Cornelius M. Alig, Class A Member



    STATE OF INDIANA          )
                              )  SS:
    COUNTY OF MARION          )


         Before me, a Notary Public in and for said County and State, personally appeared Cornelius M. Alig, as a Class A Member of Lockerbie Vermont, L.L.C., an Indiana limited liability company, and acknowledged the execution of the foregoing instrument.

         Witness my hand and Notarial Seal this 30th day of January 2001.


EILEEN SIROLA                                         /s/ Eileen Sirola
Notary Public                                ----------------------------------
State of INDIANA                                         (Signature)
Commission Expires SEPT. 17, 2008
                                                        Eileen Sirola
                                             ----------------------------------
                                             Printed Name         Notary Public


                                             Resident of Marion County
                                                         ------


My commission expires
      9-17-08
---------------------

                                     Tenant:

                                     CENTILLION DATA SYSTEMS, INC.
                                      (f/k/a Compucom Communications Corporation
                                      (f/k/a Compucom Development Corporation))

                                     By: John M. Cauffman
                                         -----------------------------
                                         John M. Cauffman, President

STATE OF INDIANA           )
                           )  SS:
COUNTY OF MARION           )



         Before me, a Notary Public in and for said County and State, personally appeared John M. Cauffman, as the President of Centillion Data Systems, Inc., an Indiana corporation, and acknowledged the execution of the foregoing instrument.


         Witness my hand and Notarial Seal this 23rd day of January, 2001.



                                           Michelle L. Van Gordon
                                   ----------------------------------------
                                             (Signature)




                                   Michelle L. Van Gordon
                                   ----------------------------------------
                                   (printed name)            Notary Public


My commission expires              Resident of Marion County
  11/08/01                                     ------
----------------------

                           THE 333 N. ALABAMA BUILDING
                           ----------------------------
                                   EXHIBIT A-5






                                    [GRAPHIC]


                              Second Floor Plan

                            TENTH AMENDMENT TO LEASE


THIS TENTH AMENDMENT, made as of 25th day of March, 1999, to that certain LEASE, dated November 5, 1986, by and between LOCKERBIE VERMONT, L.L.C.(f/k/a Vermont Street Associates, L. P. (f/k/a Vermont Street Associates)), as landlord, and CENTILLION DATA SYSTEMS, INC. (f/k/a Compucom Communications Corporation (f/k/a Compucom Development Corporation)), as tenant, as amended by that certain AMENDMENT TO LEASE, dated as of December 1, 1986, by and between such parties, that certain AMENDMENT TO LEASE, dated as of March 31, 1987, by and between such parties, that certain AMENDMENT OF LEASE, dated as of September 30, 1987, by and between such parties, that certain FOURTH (sic) AMENDMENT OF LEASE, dated as of May 26, 1989, by and between such parties, that certain SIXTH AMENDMENT OF LEASE, dated as of October 1, 1991, by and between such parties, and that certain SEVENTH AMENDMENT TO LEASE, dated as of June 13, 1995, by and between such parties, and that certain EIGHTH AMENDMENT TO LEASE, dated as of June 18, 1996, by and between such parties and that certain NINTH AMENDMENT TO LEASE, dated January 6, 1999 (collectively, the "Lease"; all capitalized terms used but not defined herein having the meanings ascribed to them in the Lease),

                               W I T N E S S E T H



         THAT WHEREAS, Landlord and Tenant are parties to the Lease; and


         WHEREAS, the parties desire to amend the Lease as hereinafter provided, and upon and subject to the terms and conditions hereinafter set forth,

         NOW, THEREFORE, in consideration of the premises and their mutual undertakings, the parties hereby agree as follows:

         1. Section 2.01 ("Definitions") subsection (g) ("Basic Operating Cost of the Building") of the Lease is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

                  "(g) Basic Operating Cost of the Building: Three Hundred Twenty-Five Thousand Two Hundred Nineteen Dollars and
          Ninety-Six Cents ($325,219.96)."

         2. Section 18.12 ("Lender's Approval") is hereby added as a new section to be and read as follows:

         "Section 18.12. LENDER'S APPROVAL. This Tenth Amendment is subject to Mortgagee's approval. Landlord shall use reasonable efforts to obtain Mortgagee's approval hereof as soon as possible, and in any event within thirty
(30) days, after the date hereof. In the event notice of disapproval by Mortgagee of this Tenth Amendment is received within thirty (30) days after the date hereof, this Tenth Amendment shall be null, void, and of no further force or effect. "

         3. Subject to the provisions of paragraph 2, this Tenth Amendment shall be effective as of the date hereof.

         4. This Tenth Amendment may be executed in separate counterparts, each of which when so executed shall be an original, but all of such counterparts shall together constitute one and the same instrument.

         5. This Tenth Amendment shall be governed by and subject to the laws of the State of Indiana.

         Except as expressly amended hereby, the Lease shall continue to be and remain in full force and effect in accordance with its terms, covenants, conditions and provisions. In the Lease, or any instrument, document or other consideration executed or delivered in connection therewith, any reference to the Lease shall be deemed and construed to be a reference to the Lease as amended hereby.

         IN WITNESS WHEREOF, the parties have executed this Tenth Amendment as of the day and year first above written.


                                  Landlord:



                                  LOCKERBIE VERMONT, L.L.C.





                                  By: /s/ Corenlius M. Alig
                                      ------------------------------------
                                      Cornelius M. Alig, Class A Member

STATE OF INDIANA      )
                      )  SS:
COUNTY OF MARION      )


         Before me, a Notary Public in and for said County and State, personally appeared Cornelius M. Alig, as a Class A Member of Lockerbie Vermont, L.L.C., an Indiana limited liability company, and acknowledged the execution of the foregoing instrument.

         Witness my hand and Notarial Seal this 25th day of March 1999.

KIMBERLY L. DALTON                                 /s/ Kimberly L. Dalton
Notary Public                                ----------------------------------
State of Indiana                                         (Signature)
Commission Expires SEPT 18 2000

                                                       Kimberly L. Dalton
                                             ----------------------------------
                                             Printed Name         Notary Public


                                             Resident of Marion County
                                                         ------


My commission expires
      9-18-00
---------------------

                              Tenant:


                              CENTILLION DATA SYSTEMS, INC.
                                 (f/k/a Compucom Communications Corporation
                                 (f/k/a Compucom Development Corporation))


                              By: /s/ John M. Cauffman
                                  --------------------------------------
                                  John M. Cauffman, President



    STATE OF INDIANA          )
                              )        SS:
    COUNTY OF MARION          )



         Before me, a Notary Public in and for said County and State, personally appeared John M. Cauffman, as the President of Centillion Data Systems, Inc., an Indiana corporation, and acknowledged the execution of the foregoing instrument.

         Witness my hand and Notarial Seal this 25th day of March 1999.


                                                   /s/ Donna J. Smith
                                             -------------------------------
                                                   (Signature)

[SEAL]
My commission expires

    8-06-2006
-------------------------                          Donna J. Smith
                                             -------------------------------
                                             (printed name)    Notary Public

                                             Resident of Morgan County
                                                         ------

                            NINTH AMENDMENT TO LEASE


THIS NINTH AMENDMENT, made as of 6th day of January, 1999, to that certain LEASE, dated November 5, 1986, by and between LOCKERBIE VERMONT, L.L.C. (f/k/a/ Vermont Street Associates, L. P. (f/k/a Vermont Street Associates)), as landlord, and CENTILLION DATA SYSTEMS, INC. (f/k/a Compucom Communications Corporation (f/k/a Compucom Development Corporation)), as tenant, as amended by that certain AMENDMENT TO LEASE, dated as of December 1, 1986, by and between such parties, that certain AMENDMENT TO LEASE, dated as of March 31, 1987, by and between such parties, that certain AMENDMENT OF LEASE, dated as of September 30, 1987, by and between such parties, that certain FOURTH (sic) AMENDMENT OF LEASE, dated as of May 26, 1989, by and between such parties, that certain SIXTH AMENDMENT OF LEASE, dated as of October 1, 1991, by and between such parties, and that certain SEVENTH AMENDMENT TO LEASE, dated as of June 13, 1995, by and between such parties, and that certain EIGHTH AMENDMENT TO LEASE, dated as of June 18, 1996, by and between such parties (collectively, the "Lease"; all capitalized terms used but not defined herein having the meanings ascribed to them in the Lease),

                               W I T N E S S E T H


         THAT WHEREAS, Landlord and Tenant are parties to the Lease; and


         WHEREAS, the parties desire to amend the Lease as hereinafter provided, and upon and subject to the terms and conditions hereinafter set forth,

         NOW, THEREFORE, in consideration of the premises and their mutual undertakings, the parties hereby agree as follows:

         1. Section 1.02 ("Optional Expansion") is hereby deleted in its entirety.


         2. Section 2.01 ("Definitions") subsection (b) ("Leased Premises") is hereby amended by deleting the first sentence in its entirety and inserting the following in lieu thereof:

                   "(b) As of January 1, 1999, the Leased Premises shall consist of 38,758 rentable square feet of office space, comprising of Suite 300 containing 30,076 rentable square feet (29,862 usable square feet) which consists of 20,741 rentable square feet (the "Original Leased Premises, 3rd Floor") and 9,335 rentable square feet (the "Unconditional Expansion Space") and Suite 240 containing 8,682 rentable square feet (8,620 usable square feet) ("the Original Leased Premises, 2nd Floor") as designated on the plan attached as Exhibit A-4."

         3. Section 2.01 ("Definitions") of the Lease is hereby amended by deleting subsection (h) ("Tenant's Proportionate Share") thereof in its entirety, and inserting the following in lieu thereof:

                    "(b) Tenant's Proportionate Share: The Leased Premises constitute (i) 64.4334% of the total rentable square footage of the office portion of the Building for purposes of assessing Excess Operating Cost (as hereinafter defined) pursuant to
           Section 5.03, and (ii) 38.3477% of the total rentable square footage of the Building for purposes of assessing Impositions (as hereinafter defined) pursuant to Section 5.06. If the total rentable square footage of the Building and/or the office portion thereof increases, Tenant's Proportionate Share shall be reduced proportionately. In no event shall Tenant's Proportionate Share be increased except as provided in Section 17.13."

         4. Section 3.02 ("Preparation of Leased Premises") is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

         "Section 3.02. PREPARATION OF LEASED PREMISES. Landlord shall prepare the Leased Premises for Tenant's occupancy as defined in the Landlord's Work Letter ("Work Letter") attached hereto as Exhibit

B-1 and by this reference incorporated herein. Landlord shall contribute an amount not to exceed $40,000 toward such construction and space planning.

         5. Section 18.12 ("Lender's Approval") is hereby added as a new section to be and read as follows:

         "Section 18.12. LENDER'S APPROVAL. This Ninth Amendment is subject to Mortgagee's approval. Landlord shall use reasonable efforts to obtain Mortgagee's approval hereof as soon as possible, and in any event within thirty
(30) days, after the date hereof. In the event notice of disapproval by Mortgagee of this Ninth Amendment is received within thirty (30) days after the date hereof, this Ninth Amendment shall be null, void, and of no further force or effect. "

         6. Subject to the provisions of paragraph 5, this Ninth Amendment shall be effective as of the date hereof.


         7. This Ninth Amendment may be executed in separate counterparts, each of which when so executed shall be an original, but all of such counterparts shall together constitute one and the same instrument.

         8. This Ninth Amendment shall be governed by and subject to the laws of the State of Indiana.


         Except as expressly amended hereby, the Lease shall continue to be and remain in full force and effect in accordance with its terms, covenants, conditions and provisions. In the Lease, or any instrument, document or other consideration executed or delivered in connection therewith, any reference to the Lease shall be deemed and construed to be a reference to the Lease as amended hereby.

         IN WITNESS WHEREOF, the parties have executed this Ninth Amendment as of the day and year first above written.

                          Landlord:


                          LOCKERBIE VERMONT, LLC
                             (f/k/a Vermont Street Associates, L.P.
                             (f/k/a Vermont Street Associates))

                             By: Indiana Historical Properties, General Partner

                                   By: CMHD Corporation, Managing Partner

                                        By:  /s/ Harold D. Garrison
                                            ----------------------------------
                                             Harrold D. Garrison, Chairman


  STATE OF INDIANA           )
                             )    SS:
  COUNTY OF MARION           )

         Subscribed and sworn to before me this 6th day of January 1999.

                                                     /s/ Eileen Sirola
                                             ----------------------------------
                                                         (Signature)

                                                        Eileen Sirola
                                             ----------------------------------
                                             Printed Name         Notary Public


                                             Resident of Marion County
                                                         ------

My commission expires
     Sept. 17, 2000
---------------------

                                             EILEEN SIROLA
                                             Notary Public
                                             State of INDIANA
                                             Commission Expires SEPT 17, 2000

                              Tenant:


                              CENTILLION DATA SYSTEMS, INC.
                                 (f/k/a Compucom Communications Corporation
                                 (f/k/a Compucom Development Corporation))


                              By: /s/ John M. Cauffman
                                  --------------------------------------
                                  John M. Cauffman, President



    STATE OF INDIANA          )
                              )        SS:
    COUNTY OF MARION          )


         Subscribed and sworn to before me this 5th day of January 1999.

                                                 /s/ Donna J. Smith
                                             -------------------------------
                                                     NOTARY PUBLIC

[SEAL]
My commission expires

    8-06-2006
-------------------------                    Resident of Morgan County

                                    EXHIBIT B

                         Centillion Data Systems, Inc.
                                  Work Letter







    (Subject to the limitation of Landlord contribution as indicated within
                          Section 3.02 of this lease.)

                          The 333 N. Alabama Building
                          ----------------------------
                           Lockerbie Vermont, L.L.C.


                                    [GRAPHIC]

                                THIRD FLOOR PLAN

                      DECLARATION OF COMMENCEMENT OF LEASE




WHEREAS, LOCKERBIE VERMONT, L.L.C., hereinafter known as Landlord, and CENTILLION DATA SYSTEMS, INC., hereinafter known as Tenant, did enter into that certain Eighth Amendment to Lease dated June 18, 1996 covering Leased Premises of 20,741 Rentable Square Feet located in Suite 300 of the Sears Building and 8,682 Rentable Square Feet located in Suite 200 of the Sears Building whose address is 333 North Alabama Street, Indianapolis, Indiana 46204, and


WHEREAS, Landlord and Tenant do agree and declare that the Leased Premises were completed and ready for occupancy on June 1, 1996 and that the Commencement Date of said Eighth Amendment to Lease is hereby set as June 1, 1996, and that the stated one hundred three (103) month term of said Lease expires on November 30, 2003, and that Rental shall commence to be due and payable on June 1, 1996 and


Agreed and accepted this 9th day of April, 1998.






CENTILLION DATA SYSTEMS, INC.          MANSUR INVESTMENT SERVICES, INC.
                                       d/b/a MANSUR PROPERTY MANAGEMENT as Agent for LOCKERBIE VERMONT, L.L.C.





By: /s/ John M. Cauffman                 By: /s/ Ken Catellier
   --------------------------------          --------------------------------
   John M. Cauffman, President               Ken Catellier, Property Manager

                                    TENANT ESTOPPEL CERTIFICATE


TO: Aetna Life Insurance Company ("Aetna") and/or whom else it may concern:

THIS IS TO CERTIFY THAT:

1. The undersigned is the lessee ("Tenant") under that certain lease dated November 5, 1986 (the "Lease"), by and between Vermont Street Associates, L. P., as lessor ("Landlord"), and Centillion Data Systems, Inc. (f/k/a Compucom Communications Corp. ), as Tenant, covering those certain premises commonly known and designated as 7,500 rentable square feet (7,246 usable square feet) of office space on floor 2 and 21,473 rentable square feet (20,745 usable square feet) of office space on floor 3 of the building located at 333 North Alabama Street, Indianapolis, Indiana (the "Premises").

2. The Lease is not in default and is valid and in full force and effect on the date hereof. The Lease is the only lease or agreement between Tenant and Landlord affecting or relating to the Premises. The Lease represents the entire agreement between Landlord and Tenant with respect to the Premises. The Lease has not been modified, changed, altered, assigned, supplemented or amended in any respect, except as indicated below: Amendments dated December 1, 1986, March 31, 1987, May 10, 1987, September 30, 1987, May 26, 1989, October l, 1991, and
June 13, 1995.

3. Tenant is not entitled to, and has made no agreement(s) with Landlord or its agents or employees concerning, free rent, partial rent, rebate of rent payments, credit or offset or deduction in rent, or any other type of rental concession, including, without limitation, lease support payments or lease buy-outs, except as indicated below: Free rent from February 13, 1987, to December 31, 1987.

4. Tenant has accepted and now occupies the Premises, and is and has been open for business since February 13, 1987. The Lease term began February 13, 1987. The termination date of the present term of the Lease, excluding unexercised renewals, is November 30, 2003.

5. Tenant's security deposit is: None. Tenant has paid rent for the Premises for the period up to and including June 30, 1995. The fixed minimum rent and any additional rent (including Tenant's share of tax increases and cost of living increases) payable by Tenant presently (commencing July 1, 1995) is $40,715.22 per month. No such rent has been paid more than two (2) months in advance of its due date, except as indicated below: None.

6. No event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, will constitute a default under the Lease. Tenant has no existing defenses or offsets against the enforcement of the Lease by Landlord.

7. All conditions under the Lease to be performed by Landlord have been satisfied except substantial completion of Landlord's Work (as defined in Seventh Amendment to Lease, dated June 13, 1995) on floor 2. All required contributions by Landlord to Tenant on account of Tenant's tenant improvements have been received by Tenant. Tenant has received or will receive payment or credit for tenant improvement work in the total amount of $None or if other than cash, describe below: None.

8. The Lease contains, and Tenant has, no outstanding options or rights of first refusal to purchase the Premises or any part thereof or all or any part of the real property of which the Premises are a part, except as described below: None.

9. No actions, whether voluntary or otherwise, are pending against Tenant or any general partner of Tenant under the bankruptcy laws of the United States or any state thereof.

10. No one except Tenant and its employees occupies the Premises. Tenant has not sublet the Premises to any sublessee and has not assigned any of its rights under the Lease, except as indicated below: None.

11. The address for notices to be sent to Tenant is as set forth in the Lease.

12. To the best of Tenant's knowledge, the use, maintenance or operation of the Premises complies with, and will at all times comply with, all applicable federal, state, county or local statutes, laws, rules and regulations of any governmental authorities relating to environmental, health or safety matters (being hereinafter collectively referred to as the Environmental Laws).

13. The Premises have not been used and Tenant does not plan to use the Premises for any activities which, directly or indirectly, involve the use, generation, treatment, storage, transportation or disposal of any petroleum product or any toxic or hazardous chemical, material, substance, pollutant or waste.

14. Tenant has not received any notices, written or oral, of violation of any Environmental Law or of any allegation which, if true, would contradict anything contained herein and there are no writs, injunctions, decrees, orders or judgments outstanding, no lawsuits, claims, proceedings or investigations pending or threatened, relating to the use, maintenance or operation of the Premises, nor is Tenant aware of a basis for any such proceeding.

15. Tenant acknowledges that all the interest of Landlord in and to the Lease is being duly assigned to Aetna, and that pursuant to the terms thereof, all rent payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease unless and until Tenant is notified otherwise in writing by Aetna or its successors or assigns.

         It is particularly noted that:


         (a) Under the provisions of the assignment, the Lease cannot be terminated (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent to be given to the release of any party having liability thereon, without the prior written consent of Aetna or its successors or assigns, and without such consent, no rent may be collected or accepted more than two (2) months in advance.

         (b) The interest of Landlord in the Lease has been assigned to Aetna for the purposes specified in the assignment. Aetna, or its successors or assigns, assumed no duty, liability or obligation whatever under the Lease or any extension or renewal thereof.

         (c) Any notices sent to Aetna or its affiliates should be sent by registered mail and addressed to: c/o Aetna Investment Group; 242 Trumbull Street (IG4M); Hartford, Connecticut 06103.

16. Tenant agrees to give any mortgagee and/or trust deed holders ("Mortgagee"), by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for the Lease, then Mortgagee shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

17. This certification is made to induce Aetna to make certain fundings, knowing that Aetna relies upon the truth of this certification in disbursing said funds.

18. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

Dated this 26th day of June, 1995.


                          CENTILLION DATA SYSTEMS, INC.


                          By: /s/ Carol L. Gentry
                              ------------------------------------------
                              Carol L. Gentry, Vice President of Finance



         The undersigned hereby certifies that the certifications set forth above are true as of the date hereof.

                          VERMONT STREET ASSOCIATES, L. P.


                          By: Indiana Historical Properties, General Partner


Date: June 26, 1995.           By: CMHD Corporation, Managing Partner

                                    By: /s/ Harold D. Garrison
                                        --------------------------------------
                                        Harold D. Garrison, Chairman

             SUBORDINATION NON-DISTURBANCE AND ATTORNMENT AGREEMENT


         THIS AGREEMENT is dated the 26th of June, 1995, and is made between Aetna Life Insurance Company ("Mortgagee") and Centillion Data Systems, Inc. ("Tenant").


                                R E C I T A L S:

         (a) Tenant has entered into a certain lease (the "Lease") dated November 5, 1986, and amended December l, 1986, March 31, 1987, May 10, 1987, September 30, 1987, May 26, 1989, October 1, 1991, and June 13, 1995, with
Vermont Street Associates, L. P., as lessor ("Landlord"), covering certain premises known as 7,500 rentable square feet (7,246 usable square feet) of office space on floor 2 and 21,473 rentable square feet (20,745 usable square feet) of office space on floor 3, 333 North Alabama Street (the "Demised Premises") and located in Lockerbie Marketplace 1, Indianapolis, Indiana (the "Property"); and

         (b) Mortgagee has made a mortgage loan in the amount of $6,943,297 (the "Mortgage") to Landlord, secured by the Property, including the Demised Premises, and the parties desire to set forth their agreement herein.

         NOW, THEREFORE, in consideration of the Demised Premises and of the sum of ONE DOLLAR ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1. The Lease is and shall be subject and subordinate to the Mortgage insofar as it affects the real property of which the Demised Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

         2. Tenant agrees that it will attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Demised Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease upon the same terms and conditions, set forth in the Lease.

         3. If it becomes necessary to foreclose the Mortgage, Mortgagee will not terminate the Lease nor join Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants or conditions of the Lease.

         4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be:

         a. liable for any act or omission of any prior landlord (including Landlord); or

         b. liable for the return of any security deposit; or


         c. subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

         d. bound by any rent or additional rent which Tenant might have paid for more that the current month to any prior landlord (including Landlord); or

         e. bound by any amendment or modification of the Lease made without its consent; or

         f. bound by any representation or warranty made by any prior landlord (including Landlord).

         5. Tenant agrees to give Mortgagee, by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of Mortgagee. Tenant agrees that the address set forth herein for Mortgagee constitutes such notice. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in the Lease, then Mortgagee shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease, shall not be terminated while such remedies are being so diligently pursued.

         6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

                                      Mortgagee:


Date: June         , 1995             AETNA LIFE INSURANCE COMPANY


                                      By:
                                          ---------------------------------

                                      Its:
                                          ---------------------------------


                                       Address: c/o Aetna Realty Investors, Inc.
                                                242 Trumbull Street (IG4M)
                                                Hartford, CT 06156

                                        Tenant:


Date: June 26, 1995                     CENTILLION DATA SYSTEMS, INC.


                                        By:  /s/ Carol L. Gentry,
                                            --------------------------------
                                             Carol L. Gentry,
                                             Vice President of Finance

                            EIGHTH AMENDMENT TO LEASE


         THIS EIGHTH AMENDMENT, made as of June 18, 1996, to that certain LEASE, dated November 5, 1986, by and between LOCKERBIE VERMONT, L.L.C. (f/k/a Vermont Street Associates, L. P. (f/k/a Vermont Street Associates)), as landlord, and CENTILLION DATA SYSTEMS, INC. (f/k/a Compucom Communications Corporation (f/k/a Compucom Development Corporation)), as tenant, as amended by that certain AMENDMENT TO LEASE, dated as of December 1, 1986, by and between such parties, that certain AMENDMENT TO LEASE, dated as of March 31, 1987, by and between such parties, that certain AMENDMENT OF LEASE, dated as of September 30, 1987, by and between such parties, that certain FOURTH (sic) AMENDMENT OF LEASE, dated as of May 26, 1989, by and between such parties, that certain SIXTH AMENDMENT OF LEASE, dated as of October 1, 1991, by and between such parties, and that certain SEVENTH AMENDMENT TO LEASE, dated as of June 13, 1995, by and between such parties (collectively, the "Lease"; all capitalized terms used but not defined herein having the meanings ascribed to them in the Lease),

         W I T N E S S E T H: That


         WHEREAS, Landlord and Tenant are parties to the Lease; and


         WHEREAS, the parties desire to further amend the Lease as hereinafter provided, and upon and subject to the terms and conditions hereinafter set forth,

         NOW, THEREFORE, in consideration of the premises and their mutual undertakings, the parties hereby agree as follows:

         1. Section 2.01 ("Definitions") subsection (b) ("Leased Premises") is hereby amended by deleting the first sentence in its entirety and inserting the following in lieu thereof:

                       "(b) Leased Premises: 8,682 rentable square feet (8,620
               usable square feet) of office space on floor 2 of the Building designated as Suite 240 on the plan attached as Exhibit A-2, 20,741 rentable square feet (20,593 usable square feet) of office space on floor 3 of the Building designated as Suite 300 on the plan attached as Exhibit A-3.

         2. Section 2.01 ("Definitions") of the Lease is hereby amended by deleting subsection (h) ("Tenant's Proportionate Share") thereof in its entirety, and inserting the following in lieu thereof:

                       "(h) Tenant's Proportionate Share: The Leased Premises
               constitute (i) 48.9144% of the total rentable square footage of the office portion of the Building for purposes of assessing Excess Operating Cost (as hereinafter defined) pursuant to
               Section 5.03, and (ii) 29.1115% of the total rentable square footage of the Building for purposes of assessing Impositions (as hereinafter defined) pursuant to Section 5.06. If the total rentable square footage of the Building and/or the office portion thereof increases, Tenant's Proportionate Share shall be reduced proportionately. In no event shall Tenant's Proportionate Share be increased except as provided in Section 17.13."

         3. Section 5.02 ("Basic Rent") of the Lease is hereby amended by deleting such section in its entirety, and inserting the following in lieu thereof:

         "Section 5.02. BASIC RENT. Tenant shall pay Landlord basic rent ("Basic Rent") in accordance with the following schedule:

   Lease Period                            Rate
   ------------------                      ------

   June l, 1996 - November 30, 1998        $14.35 per rentable square foot
   December 1, 1998 -November 30, 2003     $16.27 per rentable square foot

         All Basic Rent shall be payable in lawful money of the United States."


         4. This Eighth Amendment is subject to approval by Aetna Life Insurance Company ("Aetna"). Landlord shall use reasonable efforts to obtain Aetna's approval hereof as soon as possible, and in any event within thirty (30) days, after execution hereof. If Aetna does not approve this Eighth Amendment within thirty (30) days after execution hereof, this Eighth Amendment shall be null, void, and of no further force or effect.

         5. Subject to the provisions of paragraph 5 hereof, this Eighth Amendment shall be effective as of June l, 1996.

         6. Except as expressly amended hereby, the Lease shall continue to be and remain in full force and effect in accordance with its terms, covenants, conditions and provisions. In the Lease, or any instrument, document or other consideration executed or delivered in connection therewith, any reference to the Lease shall be deemed and construed to be a reference to the Lease as amended hereby.

         7. This Eighth Amendment may be executed in separate counterparts, each of which when so executed shall be an original, but all of such counterparts shall together constitute one and the same instrument.

         8. This Eighth Amendment shall be governed by and subject to the laws of the State of Indiana.

         IN WITNESS WHEREOF, the parties have executed this Eighth Amendment as of the day and year first above written.


                      Landlord:


                      LOCKERBIE VERMONT, LLC

                           (f/k/a Vermont Street Associates, L. P.
                           (f/k/a Vermont Street Associates))

                         By: Indiana Historical Properties, General Partner

                             By: CMHD Corporation, Managing Partner

                                 By: /s/ Harold D. Garrison
                                    ------------------------------
                                     Harold D. Garrison, Chairman


STATE OF INDIANA           )
                           )   SS:
COUNTY OF MARION           )



         Subscribed and sworn to before me this 17th day of April 1999.

                                                   /s/ Eileen Sirola
                                             -------------------------------
                                                   NOTARY PUBLIC

[SEAL]
My commission expires

    Sept. 17, 2000
-------------------------                    Resident of Marion County

                          Tenant:

                          CENTILLION DATA SYSTEMS, INC.
                            (f/k/a Compucom Communications Corporation
                            (f/k/a Compucom Development Corporation))


    STATE OF INDIANA          )
                              )        SS:
    COUNTY OF MARION          )


         Subscribed and sworn to before me this 15th day of April 1998.


                                                 /s/ Donna J. Smith
                                             -------------------------------
                                                     NOTARY PUBLIC

[SEAL]
My commission expires

    7-15-98
-------------------------
                                             Resident of Morgan County
                                                         ------

                           THE 333 N. ALABAMA BUILDING
                           ---------------------------
                            LOCKERBIE VERMONT, L.L.C.
                                   Exhibit A-2



                                    [GRAPHIC]


                                Second Floor Plan

                           THE 333 N. ALABAMA BUILDING
                           ---------------------------
                            LOCKERBIE VERMONT, L.L.C.
                                   Exhibit A-3



                                    [GRAPHIC]


                                Third Floor Plan

                           SEVENTH AMENDMENT TO LEASE


THIS SEVENTH AMENDMENT, made this 13th day of June, 1995, to that certain LEASE, dated as of November 5, 1986, by and between VERMONT STREET ASSOCIATES, L. P. (f/k/a Vermont Street Associates), as landlord, and CENTILLION DATA SYSTEMS, INC. (f/k/a Compucom Communications Corporation (f/k/a Compucom Development Corporation)), as tenant, as amended by that certain AMENDMENT TO LEASE, dated as of December l, 1986, by and between such parties, that certain AMENDMENT TO LEASE, dated as of March 31, 1987, by and between such parties, that certain AMENDMENT OF LEASE, dated as of May 10, 1987, by and between such parties, that certain AMENDMENT OF LEASE, dated as of September 30, 1987, by and between such parties, that certain FOURTH (sic) AMENDMENT OF LEASE, dated as of May 26, 1989, by and between such parties, and that certain SIXTH AMENDMENT OF LEASE, dated as of October 1, 1991, by and between such parties (collectively, the "Lease"; all capitalized terms used but not defined herein having the meanings ascribed to them in the Lease),

         W I T N E S S E T H: That


         WHEREAS, Landlord and Tenant are parties to the Lease; and

         WHEREAS, Landlord and Tenant desire further to amend the Lease as hereinafter provided, and upon and subject to the terms and conditions hereinafter set forth,

         NOW, THEREFORE, in consideration of the premises and their mutual undertakings, Landlord and Tenant hereby agree as follows:

         1. Article I of the Lease (the "Demise") is hereby amended by inserting the following section at the end thereof:

                    "SECTION 1.02. OPTIONAL EXPANSION. Tenant shall have the exclusive option and right (the "Unconditional Expansion Option"), but not the obligation, exercisable at any time and from time to time during the period July 1, 1995, through December 31, 1995, inclusive, to expand the Leased Premises to include all or any contiguous portion of the 10,382 rentable square feet (10,030 usable square feet) of office space on floor 3 of the Building (as hereinafter defined) designated "Unconditional Expansion Space" on the plan attached as Exhibit A-1 (the "Unconditional Expansion Space"), upon the following terms and conditions:

                             (a) Written notice is given by Tenant to Landlord
                  not later than December 31, 1995, that Tenant elects to exercise the Unconditional Expansion Option, specifying (i) the effective date of such expansion, which shall be not later than the earlier of (y) sixty (60) days after the date of such notice, or (z) January 1, 1996, and (ii) the portion of the Unconditional Expansion Space as to which Tenant is exercising the Unconditional Expansion Option, which shall be contiguous with the Leased Premises;

                           (b) At the time of exercise of the Unconditional
                  Expansion Option or at the effective date of such expansion, no Event of Default has occurred and is continuing;

                           (c) This Lease has not theretofore been terminated;
                  and


                       (d) Prior to the effective date of such expansion, the
               parties have executed an addendum hereto specifying (i) the effective date of such expansion, (ii) the portion of the Unconditional Expansion Space as to which Tenant has exercised the Unconditional Expansion Option, and (iii) the rentable square footage and usable square footage of such portion of the Unconditional Expansion Space.

    Tenant shall have the further option (the "Conditional Expansion Option"), exercisable at any time and from time to time during the period July l, 1995, through November 30, 1998, inclusive, to expand the Leased Premises to include all or any portion of the office space on floor 2 and/or floor 3 of the Building that is then (i) neither (y) leased to another tenant, nor (z) the subject of pending bona fide discussions or negotiations between Landlord and a prospective tenant of which landlord has theretofore given Tenant written notice (provided, however, that Landlord shall give Tenant five (5) business days' prior written notice of its intention to enter into any such discussions or negotiations), and (ii) contiguous with the Leased Premises (the "Conditional Expansion Space"), upon the following terms and conditions:

                      (a) Written notice is given by Tenant to Landlord not
             later than November 30, 1998, that Tenant elects to exercise the Conditional Expansion Option, specifying (i) the effective date of such expansion, which shall be not later than the earlier of (y) sixty (60) days after the date of such notice, or (z) December 1, 1998, and (ii),the portion of the Conditional Expansion Space as to which Tenant is exercising the Conditional Expansion Option, which shall be contiguous with the Leased Premises;

                      (b) At the time of exercise of the Conditional Expansion
             Option or at the effective date of such expansion, no Event of Default has occurred and is continuing;

                      (c) This Lease has not theretofore been terminated; and


                      (d) Prior to the effective date of such expansion, the parties have executed an addendum hereto specifying (i) the effective date of such expansion, (ii) the portion of the Conditional Expansion Space as to which Tenant has exercised the Conditional Expansion Option, and (iii) the rentable square footage and usable square footage of such portion of the Conditional Expansion Space.

             All terms, covenants, conditions and provisions hereof applicable to the Leased Premises, except with respect to the amount of Basic Rent (as hereinafter defined) (which shall be $12.75 per rentable square foot per year for the period through and including November 30, 1998, and $16.27 per rentable square foot per year thereafter), shall apply with like force and effect to any Unconditional Expansion Space or Conditional Expansion Space, except where inapplicable or where the context otherwise indicates. If Tenant exercises the Unconditional Expansion Option or the Conditional Expansion Option, Tenant's Proportionate Share (as hereinafter defined) shall increase in proportion to the additional rentable square footage leased. Landlord shall have no obligation to make any improvements to any Unconditional Expansion Space or Conditional Expansion Space."

             2. Section 2.01 of the Lease ("Definitions") is hereby amended by deleting subsections (b) ("Leased Premises"), (c) ("Term"), (e) ("Expiration Date"), (g) ("Basic Operating Cost of the Building") and (i) ("Tenant's Proportionate Share") thereof in their entirety, and inserting the following in lieu thereof:

                      "(b) Leased Premises: 7,500 rentable square feet (7,246 usable square feet) of office space on floor 2 of the Building designated on the plan attached as Exhibit A-2 and 21,473 rentable square feet (20,745 usable square feet) of office space on floor 3 of the Building designated on the plan attached as Exhibit A-3; provided, however, that, in the event of any disparity between the Leased Premises as designated on the plans attached as Exhibits A-2 and A-3, and the Leased Premises as designated on Tenant's final space plans, the parties shall execute an addendum hereto conforming this Lease to such final space plans. Rentable square footage measures Tenant's pro rata portion of an entire office floor, including space such as mechanical rooms, janitorial rooms, restrooms and lobbies of the floor, but excluding major vertical penetrations of the floor to areas above and/or below, and of certain common areas located on other floors, whereas usable square footage measures the actual occupiable area of the Leased Premises. The rentable square footage of the Leased Premises is therefore greater than the usable square footage of the Leased Premises. Rental (as hereinafter defined) is based upon the rentable square footage of the Leased Premises, not the usable square footage of the Leased Premises. This Lease shall be deemed and construed to constitute a lease in gross, and Rental shall not be increased or decreased if the actual rentable square footage or usable square footage of the Leased Premises is greater or less than that in the parties' contemplation as set forth above.

                    "(c) Term: One hundred ninety-one (191) months."

                                     * * *

                       "(e) Expiration Date: November 30, 2003."

                                     * * *




                  "(g) Basic Operating Cost of the Building: Two Hundred Nine Thousand Eighty-Three Dollars ($209,083.00); provided, however, that Tenant shall have the option (the "Basic Operating Cost Adjustment Option") to adjust the Basic Operating Cost of the Building, effective as of January 1, 1999, to an amount equal to actual Operating Cost (as hereinafter defined) for calendar year 1998, upon the following terms and conditions: (i) written notice is given by Tenant to Landlord not later than December 31, 1998, that Tenant elects to exercise the Basic Operating Cost Adjustment Option, (ii) commencing January 1, 1999, Tenant pays Landlord a surcharge equal to fifteen percent (15%) of Tenant's Proportionate Share of Excess Operating Cost (as hereinafter defined) for the current period (the "Surcharge") with each payment of Tenant's Proportionate Share of Excess Operating Cost, (iii) not later than January 31, 1999, Tenant pays Landlord the Surcharge for the period January 1, 1995, through December 31, 1998, inclusive, and (iv) not later than March 31, 1999, the parties execute an addendum hereto specifying such adjusted Basic Operating Cost of the Building. "


                                      ***


                       "(i) Tenants Proportionate Share: The Leased Premises
             constitute (i) 48.17% of the total rentable square footage of the office portion of the Building for purposes of assessing Excess Operating Cost pursuant to Section 5.03, and (ii) 28.67% of the total rentable square footage of the Building for purposes of assessing Impositions (as hereinafter defined) pursuant to Section 5.05."

         3. Landlord shall perform and complete the work required of Landlord for preparation of the Leased Premises for Tenant's occupancy (collectively, "Landlord's Work") set forth and described in the work letter attached as Exhibit B (the "Work Letter"). Landlord shall substantially complete Landlord's Work prior to July 1, 1995, subject to events and delays beyond its reasonable control. Within fifteen (15) days after substantial completion of Landlord's Work, Tenant shall prepare and submit to Landlord a comprehensive list of items to be completed or corrected (the "Punch List"). Landlord shall proceed promptly to complete and correct items on the Punch List. Thirty (30) days prior to the date by which Landlord's Work will be substantially completed, or earlier with Landlord's express prior written consent, Tenant shall have the right and privilege of going onto the Leased Premises to complete interior decoration work and otherwise complete preparation of the Leased Premises for its occupancy; provided, however, that Tenant's schedule for such work (collectively, "Tenant's Work") shall be communicated to Landlord, which shall have the right to reschedule Tenant's Work to avoid interference with Landlord's Work. Landlord shall keep Tenant advised of the status of completion of and the anticipated substantial completion date for Landlord's Work, and shall notify Tenant when Landlord's Work is substantially completed. Tenant shall abide by the terms of the Work Letter, and shall specifically meet all deadlines imposed therein.

         4. Section 5.02 of the Lease ("Basic Rent") is hereby amended by deleting such section in its entirety, and inserting the following in lieu thereof:

         "Section 5.02. BASIC RENT. Tenant shall pay Landlord basic rent ("Basic Rent") in accordance with the following schedule:

                                                       Basic Rent
                                                ----------------------------
   Lease Period                                   Annual          Monthly
-----------------------                         -----------------------------
July 1, 1995 - November 30, 1998                $415,710.24      $34,642.52
December 1, 1998 - November 30, 2003            $471,390.72      $39,282.56

         All Basic Rent shall be payable in lawful money of the United States."

         5. Section 5.03 of the Lease ("Excess Operating Cost") is hereby amended by deleting the following clause in lines 13 and 14 thereof in its entirety: "with addition of fifteen percent (15%) to actual expenditures for overhead to Landlord."

         6. If there are more than four (4) false alarms at the Building during any twelve (12) month period as a result of default by Landlord in performing its covenants or obligations under the Lease, Landlord shall compensate Tenant in an amount equal to One Thousand Dollars ($1,000.00) for each occurrence in excess of four (4) occurrences during any twelve (12) month period.

         7. A plaque reasonably acceptable to Landlord that identifies Tenant as an occupant of the Building shall be placed on the exterior of the Building at the main entrance area, at Tenant's cost and expense.

         8. This Seventh Amendment is subject to approval by Aetna Life Insurance Company ("Aetna"). Landlord shall use reasonable efforts to obtain Aetna's approval hereof as soon as possible, and in any event within thirty (30) days, after the date hereof. If Aetna does not approve this Seventh Amendment within thirty (30) days after the date hereof, (i) this Seventh Amendment shall be null, void, and of no further force or effect, and (ii) Landlord shall reimburse Tenant for all costs and expenses incurred for Tenant's Work.

         9. Subject to the provisions of paragraph 8 hereof, (i) paragraph 5 of this Seventh Amendment shall be effective as of January 1, 1995, and (ii) the remainder of this Seventh Amendment shall be effective as of July 1, 1995.

         10. Except as expressly amended hereby, the Lease shall continue to be and shall remain in full force and effect in accordance with its terms, covenants, conditions and provisions. In the Lease, or any instrument, document or other consideration executed or delivered in connection therewith, any reference to the Lease shall be deemed and construed to be a reference to the Lease as further amended hereby.


         11. This Seventh Amendment may be executed in separate counterparts, each of which when so executed shall be an original, but all of such counterparts shall together constitute but one and the same instrument.


         12. This Seventh Amendment shall be governed by and subject to the laws of the State of Indiana.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Seventh Amendment as of the day and year first above written.


                             Landlord:


                             VERMONT STREET ASSOCIATES, L.P.
                               (f/k/a Vermont Street Associates)

                             By: Indiana Historical Properties, General Partner

                                 By: CMHD Corporation, Managing Partner


                                     By:  /s/ Harold D. Garrison
                                         ------------------------------------
                                          Harold D. Garrison, Chairman

                             Tenant:

                             CENTILLION DATA SYSTEMS, INC.
                               (f/k/a Compucom Communications Corporation
                               (f/k/a Compucom Development Corporation))



                            By:  /s/ John M. Cauffman
                                 -----------------------------------------
                                 John M. Cauffman, President



Attest:


/s/ Michael H. Leeds
-----------------------------
Michael H. Leeds, Secretary

                           THE 333 N. ALABAMA BUILDING
                         -------------------------------
                         Vermont Street Associates, L.P.

                                  Exhibit A-1



                                    [GRAPHIC]


                                Third Floor Plan

                           THE 333 N. ALABAMA BUILDING
                         -------------------------------
                         Vermont Street Associates, L.P.

                                   Exhibit A-2



                                    [GRAPHIC]


                                Second Floor Plan

                           THE 333 N. ALABAMA BUILDING
                         -------------------------------
                         Vermont Street Associates, L.P.

                                   Exhibit A-3



                                    [GRAPHIC]


                                Third Floor Plan

                                                                       Exhibit B
                                                                       ---------

                            CENTILLION DATA SYSTEMS
                              WORK LETTER SUMMARY



    2nd Floor Buildout - Total Project Budget           $93,163.18*

    3rd Floor Buildout - Total Project Budget          $148,114.81
                                                       -----------

    Total 2nd & 3rd Floor Project Budget               $241,277.99

*   Allowance due to no Construction Drawings for 2nd Floor

                            SIXTH AMENDMENT OF LEASE


        THIS SIXTH AMENDMENT OF LEASE ("Amendment") entered into as the 1st of October, 1991 by and between VERMONT STREET ASSOCIATES ("Landlord"), and COMPUCOM COMMUNICATIONS CORPORATION ("Tenant"),


                                    RECITALS:

         A. Landlord and Tenant entered into a Lease dated November 5, 1986 for certain office space located in the 333 North Alabama Street Building, which Lease was amended by Amendments dated December 1, 1986, March 31, 1987, May 10, 1987, September 30, 1987, and May 26, 1989 which Lease and Amendments are collectively referred to as the "Lease. "

         B. Landlord and Tenant desire to modify the Lease to reflect, among other items, a revision in the length of the Initial Term and the amount of the Rental, which requires the modification of some of the terms and conditions of the Lease.

         NOW, THEREFORE, in consideration of mutual covenants herein contained, Landlord and Tenant agree as follows:

         1. Section 2.01 (e) of the Lease is hereby deleted and the following substituted in its place:

         (e) Expiration Date: October 31, 1998

         2. Section 5.02 of the Lease is hereby deleted and following substituted in its place:

         Section 5.02. Basic Rent. Tenant hereby agrees to pay, subject to the adjustments as hereinafter provided, basic rent (hereinafter called "Basic Rent") in accordance with the following schedule:

                                      Annual                Monthly
      Lease Period                  Basic Rent            Basic Rent
     -------------------            -----------           -----------
     02/13/87 - 12/31/87            $      0.00           $     0.00*
     01/01/88 - 02/28/88            $ 26,416.08           $13,208.04
     03/01/88 - 12/31/88            $132,080.40           $13,208.04
     01/01/89 - 09/30/89            $ 90,739.35           $10,082.15
     10/01/89 - 12/31/89            $ 51,638.55           $17,212.85**
     01/01/90 - 12/31/90            $223,103.50           $18,591.96
     01/01/91 - 10/31/91            $185,919.60           $18,591.96
     11/01/91 - 10/31/92            $ 75,771.00           $ 6,314.25
     11/01/92 - 10/31/93            $260,989.00           $21,749.08
     11/01/93 - 10/31/94            $260,989.00           $21,749.08
     11/01/94 - 10/31/95            $260,989.00           $21,749.08
     11/01/95 - 10/31/96            $260,989.00           $21,749.08
     11/01/96 - 10/31/97            $260,989.00           $21,749.08
     11/01/97 - 10/31/98            $260,989.00           $21,749.08

      * Reflects first ten (10) months rental abatement.


      **Reflects rental abatement on 7,707 rentable square feet for July, August and September, 1989, and 1,249 rentable square feet for October, November, and December, 1989.

      All Basic Rent shall be payable in lawful money of the United States.

         3. Section 5.06 is hereby added as a new provision to the Lease to be and read as follows:

         Section 5.06. Receivable Payment. Tenant hereby agrees to pay to Landlord an amount composed of past due Rental ("Receivable Payment") in accordance with the following schedule:

                                          Annual               Monthly
        Lease Period                      Payment              Payment
      ------------------                 -----------          ----------
      11/01/91 - 09/30/92                $135,054.81          $12,277.71
      10/01/92 - 10/31/92                $  2,788.19          $ 2,788.19


All Receivable Payments shall be payable in lawful money of the United States.

         4. All other terms and conditions of the Lease, except those specifically referred to in this Sixth Amendment of Lease shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Sixth Amendment of Lease as of the date first above written.


COMPUCOM COMMUNICATIONS CORPORATION


BY: /s/ John M. Cauffman
    ----------------------------------------
    John M. Cauffman, President


VERMONT STREET ASSOCIATES

BY: MANSUR MANAGEMENT,
    a division of Mansur Group, Inc.
    Managing Agent





By: /s/ Cornelius M. Alig
    ------------------------------------------
    Cornelius M. Alig, President

                            FOURTH AMENDMENT OF LEASE



         THIS FOURTH AMENDMENT OF LEASE entered into as of the 26th day of May 1989, by and between VERMONT STREET ASSOCIATES, (hereinafter called "Landlord") and COMPUCOM COMUNICATIONS CORPORATION, a corporation, (hereinafter called "Tenant").

                              W I T N E S S E T H,


         WHEREAS, Landlord and Tenant entered into a Lease for certain office space located in Lockerbie Marketplace on November 5, 1986, and amended December 1, 1986, March 31, 1987 and May 10, 1987, (hereinafter called the "Lease") and

         WHEREAS, Landlord and Tenant desire to modify the Lease to reflect the addition of expansion space as set forth herein;

         HOW, THEREFORE, in consideration of the mutual covenants herein contained, Landlord and Tenant agree as follows:

         1. Section 2.01 (b) of the Lease is hereby amended to be and read as follows:

           (b) LEASED PREMISES: Suite 240, containing 9,131 Rentable Square Feet and increasing to 16,838 Rentable Square Feet July 1, 1989, as indicated on the attached plan as Exhibit A.

         2. Section 2.01 (i) of the Lease is hereby amended to be and read as follows:



         (i) TENANT'S PROPORTIONATE SHARE: The Leased Premises constitute 15.18% of the total Rentable Square Footage of the Building from January 1, 1989 to June 30, 1989. The Leased Premises constitute 27.99% from July 1, 1989 to February 28, 1992, for purposes of assessing Excess Operating Cost pursuant to
                  Section 5.03. For purposes of assessing Impositions pursuant to Section 5.05, Tenant's Proportionate Share shall be 9.03% from January 1, 1989 to June 30, 1989 and 16.66% from July 1, 1989 to February 28, 1992, which is the percentage of the entire Building which the Leased Premises constitute.


         3. Section 5.02 of the Lease hereby amended to be and read as follows:



            5.02 BASIC RENT: Tenant hereby agrees to pay subject to the adjustments as hereinafter provided, a basic rent (hereinafter called "Basic Rent") in accordance with the following schedule:

                                        Annual        Monthly
                    Year              Basic Rent    Basic Rent
               -------------------   ------------   ------------
              02/13/87 -  12/31/87    $  - 0 -   *   $  - 0 -
              01/01/88 -  02/28/88    $ 26,416.08    $13,208.04
              03/01/88 -  12/31/88    $132,080.84    $13,208.04
              01/01/89 -  09/30/89                   $10,082.15
              10/01/89 -  12/31/89    $142,377.90**  $17,212.85
              01/01/90 -  12/31/90    $223,103.50    $18,591.96
              01/01/91 -  12/31/91    $223,103.50    $18,591.96
              01/01/92 -  02/28/92    $ 37,183.92    $18,591.96


            *  Reflects first ten (10) months Rental abated.
           ** Reflects abated rent on 7,707 rentable square feet for July, August and September, and 1,249 rentable square feet for October, November and December.


        All Basic Rent shall be paid in lawful money of the United States.


         4. All other terms and conditions of the Lease, except those specifically referred to in this Fourth Amendment of Lease, shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth Amendment of Lease as of the day, month, and year first above written.



COMPUCOM COMMUNICATIONS CORPORATION          VERMONT STREET ASSOCIATES



By: /s/ Robert Hardy                         By: MANSUR GROUP, INC.
    ---------------------------------             Managing Agent
    Robert Hardy, President


                                             /s/ Cornelius M. Alig
                                             ------------------------------
                                             Cornelius M. Alig, President

                               AMENDMENT OF LEASE


         THIS AMENDMENT OF LEASE entered into as of the 30th day of September, 1987, by and between VERMONT STREET ASSOCIATES (hereinafter called "Landlord") and COMPUCOM COMMUNICATIONS CORPORATION a corporation (hereinafter called "Tenant").

                               W I T N E S S E S:

         WHEREAS, Landlord and Tenant entered into a lease for certain office space located in Lockerbie Marketplace on November 5, 1986 (hereinafter called the "Lease"); and Amendment of Lease dated December 1, 1986, March 31, 1987, May 10, 1987; and

         WHEREAS, Landlord and Tenant desire to modify the Lease to reflect Basic Excess Operating Cost per Section 5.03 as set forth herein;

         NOW, THEREFORE, is consideration of the mutual covenants herein contained, Landlord and Tenant agree as follows:

         1. Section 2.01(i) of the Lease is hereby amended to be and read as follows:

                  (i) TENANT'S PROPORTIONATE SHARE: the Leased Premises constitute 19.99% of the total rentable square footage of the Building from February 13, 1987 to December 31, 1988. The Leased Premises constitute 15,18% of the total rentable square footage of the Building from January 1, 1989 to February 28, 1992 for purposes of assessing Excess Operating Cost pursuant to Section 5.03 For purposes of assessing Impositions pursuant to Section 5.05, Tenant's Proportionate Share shall be 11.89%, which is the percentage of the entire Building which the Leased Premises constitute from February 13, 1987 to December 31, 1988 and 9.03% from January 1, 1989 to February 28, 1992. Whenever reference is made in this Lease to "Tenant's Proportionate Share," such reference shall mean and refer to the aforementioned percentage.

         2. All other terms and conditions of the Lease, except those specifically referred to in this Amendment of Lease, shall remain unchanged and in full force and effect.




         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment of Lease as of the day, month, and year first above written.



By: COMPUCOM COMMUNICATIONS CORPORATION     By: MANSOR MANAGEMENT CORPORATION
                                                Managing Agent


/s/ John M. Cauffman                        /s/ Cornelius M. Alig
---------------------------                 ------------------------------------
John Cauffman                               Cornelius M. Alig, President


---------------------------
Printed Name and Office

                               AMENDMENT OF LEASE

         THIS AMENDMENT OF LEASE entered into as of the 10th day of May, 1987, by and between VERMONT STREET ASSOCIATES (hereinafter called "Landlord") and COMPUCOM COMMUNICATIONS CORPORATION, a corporation (hereinafter called "Tenant").

                                   WITNESSES:

         WHEREAS, Landlord and Tenant entered into a lease for certain office space located in Lockerbie Marketplace on November 5, 1986, and amended December 1, 1986 and March 31, 1987 (hereinafter called the "Lease"); and

         WHEREAS, Landlord and Tenant desire to modify the Lease to reflect changes in Rentable Square Feet and Rental Abatement in the Lease as set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, Landlord and Tenant agree as follows:

         l. Section 2.01 (b) of the Lease is hereby amended to be and read as follows:


                  (b) LEASED PREMISES: Suite 240, containing 9,131 Rentable Square Feet with an addition of 2,891 Rentable Square Feet which is to be deducted January 1, 1989, and indicated on the attached plan as Exhibit A.


         2. Section 2.01 (i) of the Lease and Amendment to Lease dated December 1, 1986 is hereby amended to be and read as follows:

                  (i) Tenant's Proportionate Share; The Leased Premises constitute 20.02% of the total rentable square footage of the building from February 13, 1987 to December 31, 1988. The Leased premises constitute 15.2% of the total rentable square footage from January 1, 1989 to February 28, 1992. Whenever reference is made in this Lease to "Tenant's Proportionate Share", such reference shall mean and refer to the aforementioned percentage.

         3. Section 5.02 of the lease is hereby amended to be and read as follows:


                  Section 5.02. BASIC RENT Tenant hereby agrees to pay a basic rent (hereinafter called "BASIC RENT") for the Term of this Lease in accordance with the following schedule except for the first ten months of the Term, which Rental shall be abated.

                                                     Monthly          Annual
                                     Rentable S. F.  Basic Rent      Basic Rent
                                     -------------  ----------      ----------
     Year 1    02/13/87 - 12/31/87      11,962     $    -0-        $    -0-    *
               01/01/88 - 02/28/88      11,962     $ 13,208.04     $ 26,416.08
     Year 2    03/01/88 - 12/31/88      11,962     $ 13,208.04     $132,080.40
               01/01/89 - 02/28/89       9,131     $ 10,082.15     $ 20,164.29
     Year 3    03/01/89 - 02/28/90       9,131     $ 10,082.15     $120,985.75
     Year 4    03/01/90 - 02/28/91       9,131     $ 10,082.15     $120,985.75
     Year 5    03/01/91 - 02/28/92       9,131     $ 10,082.15     $120,985.75


    * Reflects first ten months Rental Abated.


         4. All other terms and conditions of the Lease, except those specifically referred to in this Amendment of Lease, shall remain unchanged and in full force and effect.




         IN WITNESS WEREOF, Landlord and Tenant have executed this Lease as of the day, month, and year first above written.


  COMPUCOM COMMUNICATIONS CORPORATION     VERMONT STREET ASSOCIATES


                                          By: MANSUR MANAGEMENT CORPORATION
                                              Managing Agent



 /s/ John M. Cauffman                        /s/ Cornelius M. Alig
-------------------------------------      ------------------------------
John M. Cauffman                             Cornelius M. Alig, President

                               AMENDMENT TO LEASE


         THIS AMENDMENT OF LEASE entered into as of the 31st day of March, 1987, by and between VERMONT STREET ASSOCIATES (hereinafter called "Landlord") and COMPUCOM COMMUNICATIONS CORPORATION, a Corporation (hereinafter called "Tenant"),

                               W I T N E S S E S:


         WHEREAS, Landlord and Tenant entered into a lease for certain office space located in Lockerbie Marketplace on November 5, 1986 (hereinafter called the "Lease"); and

         WHEREAS, Landlord and Tenant desire to modify the Lease to reflect the correct Tenant Name, Commencement Date and Expiration Date in the Lease as set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, Landlord and Tenant agree as follows:


         1. Preamble of the Lease is hereby amended to be and read as follows:


                  PREAMBLE: THIS LEASE is made and entered into as of the 5th day of November, 1986, by and between VERMONT STREET ASSOCIATES (hereinafter called "Landlord") and COMPUCOM COMMUNICATIONS CORPORATION, a corporation, with its principal place of business located at 610 Century Building, 36 South Pennsylvania Street, Indianapolis, Indiana 46204 (hereinafter called "Tenant"). Tenant's address for purposes hereof until Commencement of the term of this Lease shall be 610 Century Building, 36 South Pennsylvania Street, Indianapolis, Indiana 46204 and thereafter shall be the "Leased Premises" (hereinafter defined).

         2. Section 2.01 (d) of the Lease is hereby amended to be and read as follows:

                  (d)      COMMENCEMENT DATE: February 13, 1987.

         3. Section 2.01 (e) of the Lease is hereby amended to be and read as follows:

                  (e)      EXPIRATION DATE: February 28, 1992.

         4. All of the other terms and conditions of the Lease, except those specifically referred to in this Amendment of Lease. shall remain unchanged and in full force and effect.


         IN WITNESS WHEREOF, Landlord and Tenant have executed this lease as of the day, month, and year first above written.




By: COMPUCOM COMMUNICATIONS CORPORATION      By: MANSUR MANAGEMENT CORPORATION
                                                 Managing Agent




By:    /s/ John M. Cauffman                   By:   /s/ Cornelius M. Alig
-----------------------------                 -----------------------------
         Signature                             Cornelius M. Alig, President



John M. Cauffman, Director
-----------------------------
Printd Name and Office

                               AMENDMENT TO LEASE


         THIS AMENDMENT OF LEASE entered into as of the 1st Day of December, 1986, by and between VERMONT STREET ASSOCIATES (hereinafter called "Landlord") and COMPUCOM DEVELOPMENT CORPORATION, a Corporation (hereinafter called "Tenant"),

                                   WITNESSES:

         WHEREAS, Landlord and Tenant entered into a lease for certain office space located in Lockerbie Marketplace on November 5, 1986 (hereinafter called the "Lease"); and

         WHEREAS, Landlord and Tenant desire to modify the Lease by increasing the size of the Leased Premises.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, Landlord and Tenant agree as follows:

         1. Section 2.01 (b) of the Lease is hereby amended to be and read as follows:

         (b) Leased Premises: Suite 240, containing 9,131 Rentable Square Feet, and designated on the plan attached as Exhibit A.

         2. Section 2.01 (i) of the Lease is hereby amended to be and read as follows:

         (i) Tenant's Proportionate Share: The Leased Premises constitute 15.29% of the total rentable square footage of the Building. Whenever reference is made in this Lease to "Tenant's Proportionate Share", such reference shall mean and refer to the aforementioned percentage.

         3. Section 5.02 of the lease is hereby amended to be and read as follows:


                           Section 5.02 BASIC RENT: Tenant hereby agrees to pay,
                  subject to the adjustments as hereinafter provided, a basic rent (hereinafter called "Basic Rent") in accordance with the following schedule, except for the first six (6) months of the Term, during which Rental shall be abated.

                         Annual Basic Rent               Monthly Basic Rent
                         -----------------               -------------------
                           $120,985.75                      $10,082.15



               4. All of the other terms and conditions of the Lease, except those specifically referred to in this Amendment of Lease, shall remain unchanged and in full force and effect.

               IN WITNESS WHEREOF, Landlord and Tenant have executed this lease as of the day, month and year first above written.

COMPUCOM DEVELOPMENT CORPORATION               VERMONT STREET ASSOCIATES



By:    /S/ John M. Cauffman                  By: MANSUR MANAGEMENT CORPORATION
-----------------------------                    Managing Agent
         Signature


                                              By:   /s/ Cornelius M. Alig
                                              -----------------------------
-----------------------------------           Cornelius M. Alig, President
Printed Name and Office

                      DECLARATION OF COMMENCEMENT OF LEASE


         WHEREAS, Vermont Street Associates, hereinafter known as Landlord, and Compucom Communications Corporation hereinafter known as Tenant, did enter into that certain Amendment of Lease dated May 26, 1989 covering Leased Premises of 16,838 rentable square feet located in the 333 Building of Lockerbie Marketplace, whose address is 333 North Alabama Street, Suite 240, Indianapolis, Indiana 46204 and

         WHEREAS, Landlord and Tenant do agree and declare that the Leased Premises were completed and ready for occupancy on May 26, 1989, and that the Commencement Date of said Amendment of Lease is hereby set as May 26, 1989, and that the stated 60 month term of said Lease expires on February 2, 1992, and that additional Rental shall commence to be due and payable on October 1, 1989, and that the Rental anniversary date for lease administration shall be March 1, and

         WHEREAS, Tenant is obligated to obtain certain insurance under the Lease, a Certificate of Insurance is hereby provided by Tenant and attached to this Declaration, and

         WHEREAS, Tenant is obligated to pay for certain improvements under the Lease, a check in the amount of N/A is hereby tendered by Tenant and attached to this Declaration.


Agreed and accepted this 26th day of May 26, 1989.




    By: COMPUCOM COMMUNICATIONS            By: MANSUR GROUP, INC.
             CORPORATION                       Managing Agent



    By: /s/ [Illegible]                    By: /s/ Cornelius M. Alig
        -------------------------------        ------------------------
                                                 Cornelius M. Alig, President

    By: /s/ Robert M. Hunt   President
        ------------------------------
         Printed Name and Office

                                      LEASE

         THIS LEASE is made and entered into as of the 5th day of November, 1986, by and between VERMONT STREET ASSOCIATES (hereinafter called "Landlord") and COMPUCOM DEVELOPMENT CORPORATION, a Corporation, with its principal place of business located at 610 Century Building, 36 South Pennsylvania Street, Indianapolis, IN 46204 (hereinafter called "Tenant"). Tenant's address for purposes hereof until commencement of the term of this Lease shall be 610 Century Building, 36 South Pennsylvania Street, Indianapolis, IN 46204 and thereafter shall be the "Leased Premises" (hereinafter defined).

                                    ARTICLE I

                                   THE DEMISE

         SECTION 1.01. LEASE AND DESCRIPTION OF PREMISES. Subject to and upon the terms, provisions and conditions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, Landlord does hereby lease, demise and let to Tenant, and Tenant does hereby lease from Landlord the Leased Premises. Prior to occupancy by Tenant, Landlord may, in its discretion, relocate Tenant to other comparable space in the Building, which new location shall be described by an amendment to this Lease. After occupancy by Tenant, Landlord shall have the right to relocate Tenant to comparable space within the Building upon thirty (30) days' notice, provided Landlord, at its expense, constructs comparable improvements for Tenant and moves Tenant's personal property to the new location and provided that Landlord shall reimburse Tenant for the actual expense involved in reprinting stationary and having telephone equipment transferred.


                                   ARTICLE II

                                  DEFINITIONS

Section 2.01. DEFINITIONS. The following listed terms shall have the meanings set forth:

         (a) Building: Lockerbie Marketplace, 333 North Alabama Street, Indianapolis, Indiana.

         (b) Leased Premises: Suite 240, containing 6,440 Rentable Square Feet, and designated on the plan attached as Exhibit A.

         (c)      Term: Sixty (60) months.

         (d)      Commencement Date: January 1, 1987.

         (e)      Expiration Date: December 31, 1992.

         (f) Tenant's Customary Business: Data processing and billing service.

         (g) Basic Operating Cost of the Building: Two Hundred Nine Thousand Eighty Three Dollars ($209,083.00).

         (h)      Security Deposit: Intentionally Waived.

         (1) Tenant's Proportionate Share: The Leased Premises constitute 10.78% of the total rentable square footage of the Building. Whenever reference is made in this Lease to "Tenant's Proportionate Share", such reference shall mean and refer to the aforementioned percentage.

         (j)      Space Plan Approval Date: November 10, 1986.

                                   ARTICLE III

                                      TERM

         Section 3.01. TERM. Subject to and upon the terms and conditions set forth herein, or in any exhibit or addendum hereto, this Lease shall continue in force for the Term stated beginning on the Commencement Date and ending on the Expiration Date. In the event that the Leased Premises should not be ready for occupancy by the Commencement Date for any reason, including holding over by a prior tenant or the failure to complete the renovation of the Building or to complete Landlord's portion of the work of preparation of the Leased Premises for occupancy, Landlord shall not be liable or responsible for any claims, damages, or liabilities in connection therewith or by reason thereof, and the Term of this Lease shall be for the same number of months as set forth in
Article II above but the commencement shall be effective only from the time that Landlord's work in preparation of the Leased Premises for occupancy by Tenant has been substantially completed in accordance with the terms and conditions set forth herein. (Should the Term of this Lease commence on a date other than that specified in Article II, Landlord and Tenant will, at the request of either, execute a declaration specifying the revised Commencement Date and Expiration Date of the Term of this Lease. In such event, rental under this Lease shall not commence until said revised Commencement Date, and the Term in this Lease shall thereupon commence and the Expiration Date shall be extended so as to give effect to the full stated term. If, as a result of the Commencement Date being other than the first day of a month, this lease would expire on a day other than the last day of a month, the length of the term shall be extended through the last day of that month. )

         Section 3.02. PREPARATION OF LEASED PREMISES. Landlord agrees to perform and complete the Building standard work required of Landlord for preparation of the Leased Premises for occupancy by Tenant as set forth in Landlord's and Tenant's Work Letter ("Work Letter") attached hereto and hereby made a part hereof and marked Exhibit B. If Tenant shall have previously deposited money with Landlord to pay estimated costs for work beyond Building Standard Work and the amount so deposited should exceed the actual costs of such work, less the Building standard work, Landlord shall refund to Tenant the excess amount of such deposit as a credit on Rental next due. Landlord shall complete all such work prior to the stated Commencement Date of the Term subject to events and delays beyond its reasonable control. Thirty (30) days prior to the date by which the work to be performed by Landlord in accordance with the terms of Exhibit B shall be substantially completed, or earlier with the consent of Landlord, Tenant shall have the right and privilege of going onto the Leased Premises to complete interior decoration work and otherwise complete preparation of the Leased Premises for Tenant's occupancy; provided, however, that Tenant's schedule for such work shall be communicated to Landlord who shall have the right to reschedule such work to avoid interference with other work of Landlord pursuant to Exhibit B. Landlord shall keep Tenant advised of the status of completion of the construction and of the anticipated completion date for the Leased Premises. Landlord shall notify Tenant when the work to be performed by Landlord is substantially completed. Tenant shall abide by the terms of the Work Letter and shall specifically meet all of the time deadlines imposed therein.


                                   ARTICLE IV

                               USE AND OCCUPANCY

         Section 4.01. USE. The Leased Premises are to be used and occupied by Tenant solely for the purpose of office space for Tenant to conduct Tenant's Customary Business.

         Section 4.02. CARE OF THE LEASED PREMISES. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Leased
Premises. Tenant shall not occupy or use, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose which is unlawful, disreputable or deemed to be extra-hazardous on account of fire, or cost of fire insurance coverage on said Building and/or its contents. Tenant shall not place any objects in any part of the Leased Premises to be occupied or used, for any business or purpose which is unlawful, disreputable or deemed to be extra-hazardous on account of fire, or permit anything to be done which would in any way increase the cost of fire insurance coverage on said Building and/or its contents. Tenant shall not place any objects in any part of the Leased Premises that would place a load on the floors of the Leased Premises in excess of seventy (70) pounds per square foot without the prior approval by Landlord or an engineer designated by Landlord as to the placement of such object. Landlord shall have the right to have a floor load analysis made at any time. If such analysis should indicate that the limitation has been exceeded, Tenant shall immediately take such action as may be required to eliminate the overloading and will reimburse Landlord for the expense incurred in completing the load analysis and for any damage caused by the over loading.

         Section 4.03. LAWS AND REGULATIONS; RULES OF BUILDING. Tenant shall comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal, or promulgated by other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises, except that Landlord shall be responsible for any changes required to comply with such regulations unless the need therefore arises because of the manner of use of the Leased Premises by Tenant and that would not occur in the event of other general office usage. Tenant will comply with the Rules of the Building adopted by Landlord from time to time (Including those attached hereto as Exhibit C) for the safety, care and cleanliness of the Leased Premises and the Building and for preservation of good order therein, all of which will be sent by Landlord to Tenant in writing and thereafter shall be carried out and observed by Tenant. Landlord shall not be held responsible or liable for the failure of any tenant to observe any Rule of the Building or any other provision of its lease.

         Section 4.04. NUISANCE. Tenant shall conduct its business and control its agents, employees, invitees and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other Tenant or Landlord in its operation of the Building.



                                    ARTICLE V

                                      RENT

         Section 5.01. COMPONENTS OF RENT. Tenant hereby agrees to pay to Landlord as rent for the Leased Premises an amount composed of the aggregate of the components of rent hereinafter identified and defined as "Basic Rent" and Tenant's Proportionate Share of Excess Operating Costs and Impositions. The aggregate of all such rentals may be referred to hereinafter as "Rental". Rental shall commence to be due and payable on the eleventh (11th) day after Landlord notifies Tenant of the substantial completion of Landlord's work in preparation of the Leased Premises for Tenant's occupancy or when Tenant first commences business operations from the Leased Premises, whichever is earlier. The annual Rental shall be due and payable in twelve (12) equal installments on the first day of each calendar month during the term of this Lease. Tenant hereby agrees to pay the Rental monthly to Landlord at Landlord's Building Management Office in the Building, or at such other location as Landlord may designate from time to time, in advance without demand and without any deduction, abatement, counterclaim or set-off. In the event of a partial month at the beginning or end of the term of this Lease, the Rental and any other charges or casts payable by Tenant shall be prorated on the basis of a 30-day month. Any portion of the Rental not paid by the lst day of the month shall bear a delinquency service charge equal to five cents per dollar per month of such delinquency. All Rental and other charges payable by Tenant pursuant to the terms of this Lease shall be payable without relief from valuation and appralsement laws.


         Section 5.02. BASIC RENT. Tenant hereby agrees to pay, subject to the adjustments as hereinafter provided, a basic rent (hereinafter, called "Basic Rent") in accordance with the following schedule, except for the first six months of the Term, during which Rental shall be abated:


                             Annual            Monthly
                           Basic Rent         Basic Rent
                           ----------         ----------
                           $85,330.00         $7,110.83

All Basic Rent shall be payable in lawful money of the United States.

         Section 5.03. EXCESS OPERATING COST. In addition to the Basic Rent, Tenant shall pay tenant's Proportionate Share of the amount by which the Operating Cost for the Building exceeds the Basic Operating Cost for the Building. Tenant shall pay to Landlord each calendar year Tenant's Proportionate Share of the Operating Cost that is in excess of the Basic Operating Cost ("Excess Operating Cost"). "Operating Cost," as that term is used herein, shall consist of all operating expenses of the Building, which shall be computed on the accrual basis and shall consist of all costs and expenses incurred by Landlord to maintain all facilities used in the operation of the Building and its environs as may be determined by Landlord to be necessary. All operating expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied. Except to the extent herein otherwise provided, the term "operating expenses" as used herein shall mean all expenses and costs (but not specific costs which are separately billed to and paid or reimbursed by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building with addition of fifteen percent (15%) to actual expenditures for overhead to Landlord, but not limited to, the following:


         (a) Wages, salaries, fringe benefit costs, payroll taxes, unemployment compensation payments, workmen's compensation insurance premiums and other related expenses of all on-site and off-site employees engaged in the operation, maintenance and security of the Building; costs of building employee uniforms and cleaning thereof; the cost of fair rental value of a Building Management Office in the Building; and the management fees payable by Landlord (excluding brokerage commissions for leasing) if management of the building is contracted to a third party.


         (b) All labor, supplies and materials used in the operation, cleaning and maintenance of the Building and all of its machinery and equipment.


         (c) Cost of utilities, including water and power, heating, lighting, air conditioning and ventilating the entire Building (including all common and service areas), fuel adjustment charges, sewer use charges and any utility taxes.

         (d) Cost of all management, maintenance and service agreements for the Building and the equipment therein, including, without limitation, heating, ventilating and air conditioning maintenance and service, alarm service, trash removal, window cleaning and maintenance and elevator maintenance.

         (e) Accounting costs, including the costs of audits by certified public accountants, pertaining to the management and operation of the Building.

         (f) Cost of all insurance, including, without limitation, fire,casualty, liability and rental abatement insurance applicable to the Building and Landlord's personal property used in connection with the operation and maintenance of the Building.

         (g) Cost of repairs, replacements and general maintenance of the Building and each part thereof (excluding repairs, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to other tenants of the Building).

         (h) Snow removal, landscaping and any and all other common area maintenance costs related to public areas, including sidewalks and landscaping on the Building site.

         (i) Amortization of capital improvements made to the Building subsequent to the commencement date of the Lease which may be required by governmental authorities or which will improve the operating efficiency of the Building resulting in a reduction of operating costs.

         Section 5.04. ESTIMATED EXCESS OPERATING COST. After the Operating Cost has equalled or exceeded the Basic Operating Cost as set forth in Section 5.03, the Estimated Operating Cost for any calendar year shall be Landlord's estimate of the amount of the Operating Cost for the calendar year made prior to commencement of such calendar year. Tenant shall pay its Proportionate Share of the Excess Operating Cost for the year on the basis of the Estimated Operating Cost for that year in twelve (12) equal monthly installments payable on the first day of each month as a part of the Rental. Within a reasonable period of time after the end of each calendar year, Landlord shall render to Tenant a statement showing the actual Operating Cost for Landlord's operation of the Building during the prior calendar year, setting forth a computation of Tenant's Proportionate Share of the Operation Cost for the year. In the event that the Estimated Operating Cost for such calendar year was less than the Operating cost actually accrued for the year, Tenant shall make payment to Landlord of Tenant's Proportionate Share of such difference within a period of fifteen (15) days after receipt of the notice thereof. In the event that the Estimated Operating Cost exceeded the actual amount of the Operating Cost for the year in question, Landlord shall reimburse Tenant for Tenant's Proportionate Share of such excess at the same time as the statement of the actual Operating Cost is delivered to Tenant. Operating Costs or operating expenses, the Operating Cost, Estimated Operating Cost and Excess Basic Operating Cost during any partial year at the beginning and end of the term of this Lease shall be adjusted proportionately.


         Section 5.05. IMPOSITIONS. Tenant shall pay to Landlord Tenant's Proportionate Share of all taxes, service payments 1n lieu of taxes, assessments, excises, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed, or imposed by any public authority upon the Building, personal property owned or used in connection with the operation of the Building or upon its operations or the rent provided for in this Lease or payable during the term of this Lease, referred to herein as "impositions", but excluding any income taxes upon Landlord's rental receipts. It is agreed that Tenant will be responsible for the ad valorem taxes on its own personal property in, on or about the Building, and on the value of any leasehold improvements to the Leased Premises made by Tenant. Tenant shall pay Tenant's Proportionate Share of all Impositions in advance monthly during the calendar year. The amounts payable during the calendar year prior to the time when the actual amount of Impositions payable that year is determined shall be based upon Landlord's estimate of the amount of such Impositions, to be adjusted in the first month next following the date when the exact amount of such Impositions is determined. Impositions payable during any partial year at the beginning and end of the term of this Lease shall be adjusted proportionately.

                                   ARTICLE VI

                         BUILDING OPERATION AND SERVICES

         Section 6.01. SERVICES. Landlord agrees to furnish to the Leased Premises the following services:

         (a) Water at those points of supply provided for general use of tenants in the Building and at such other points to which Tenant may have extended the water service lines;

         (b)      Elevator service on a continuous basis;

         (c) Janitorial services on a five-day week basis to provide standard evening cleaning only, such services to be commensurate with those furnished in other similar office buildings in Indianapolis;

         (d) Central heat and air conditioning from 8:00 A.M. to 7:00 P.M. Monday through Friday and from 8:00 A.M. to 1:00 P.M. on Saturday, excluding all generally recognized holidays;

         (e) Electrical power sufficient for the operation of Building Standard lighting, typewriters, office copying machines and other machines of similar low electrical consumption, but not including electricity required for electronic data processing equipment, special lighting in excess of building standard, or any other item of electrical equipment which (singly) consumes more than .5 kilowatts per hour at rated capacity or requires a voltage other than one hundred twenty (120) volts single phase; and provided that if the installation of any of Tenant's equipment, or any special electrical equipment installed by Landlord to service Tenant's equipment, requires additional electrical service, air conditioning or ventilating capacity above that provided by the Building's standard systems, then the additional electrical, air conditioning and/or ventilating equipment shall be provided by Tenant and the installation and operating costs of such additional equipment will be the obligation of the Tenant;

         (f) Lamps, bulbs, starters and ballasts for Building standard lighting fixtures used on the Leased Premises; but Tenant shall reimburse Landlord for the cost and expense of replacement lamps, bulbs, starters and ballasts and the installation thereof; and

         (g) Building security service; provided, however, Landlord shall not be liable to Tenant for losses due to theft or burglary, or for damages done by persons in the Building or on the Building site.

Landlord may employ an independent power consumption survey expert to render an opinion as to the quantity of electricity consumed by Tenant. If such survey indicates Tenant's consumption is in excess of one kilowatt hour per month per square foot of rentable area in the Leased Premises, Tenant shall pay the cost of such survey together with the cost to Landlord of such excess electrical consumption. Heating and air conditioning service will be available to Tenant at an additional charge at times other than the hours during which such service is to be provided pursuant to Section 6.01(d). Tenant shall give Landlord 8 hours' advance notice of the need for additional service. The charge for additional service shall be the same for all tenants in the Building. Landlord agrees to provide upon written request a list of such charges from time to time. Should any of the equipment or machinery utilized in supplying the services listed herein cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no right to terminate this Lease, and shall have no claim for rebate of Rental or damages on account of any interruptions in service occasioned thereby or resulting therefrom. Not withstanding any other provisions hereof, in the event that any law, ordinance or other governmental regulation now or hereafter in effect shall impose a limit or allocation to the Building or any utility or other service, whether or not the same is to be supplied to the Building or the Leased Premises by Landlord pursuant to this Section 6.01, then Tenant shall not use or cause to be consumed on the Leased Premises, nor shall Landlord be required to provide to the Leased Premises hereunder, such utility or other service in an amount or in a manner which would result in the violation by Landlord or Tenant of such law, ordinance or regulation.


         Section 6.02. BUILDING REPAIRS. Landlord shall only be required to make such improvements, repairs or replacements as may be required for normal maintenance, which shall include repairs to walls, floors, corridors, windows and other structures and equipment within and serving the Leased Premises, and such additional maintenance as may be necessary because of damage by persons other than Tenant, its agents, employees, invitees or visitors. The obligation of Landlord to maintain and repair the Leased Premises shall be limited to Building standard items. Any leasehold improvements exceeding the standard improvements set forth in Exhibit B or any other special leasehold improvements will, at Tenant's written request, be maintained by Landlord at Tenant's expense. Landlord shall not be held liable for any failure to make any repair to the Leased Premises, the Building or any part thereof unless notice of the need for such repair has been given to Landlord and Landlord shall not have completed such repair within a reasonable time after receipt of such notice.


         Section 6.03. REPAIRS BY TENANT. Tenant agrees, at Tenant's own cost and expense, to repair or replace, using contractors approved by Landlord, any damage or injury done to the Building, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees or visitors; provided, however, that if Tenant fails to make such repairs or replacements promptly after notice, Landlord may at its option, make such repairs or replacements and Tenant shall repay the cost thereof, together with fifteen per centum (15%) additional overhead charge, to Landlord on demand. Tenant shall be responsible for all carpet and drapery cleaning and other janitorial services not included within standard cleaning as set forth in Section 6.01(c), but Tenant shall obtain prior written approval by Landlord of contractors engaged to perform such services.

         Section 6.04. ADDITIONS, ALTERATIONS AND IMPROVEMENTS. Tenant shall not permit the Leased Premises to be used for any other purpose than that stated in
Section 3.01 hereof, or make or allow to be made any alterations or physical additions in or to the Leased Premises without first obtaining the express consent of Landlord. All additions, alterations, and improvements shall be made under no lien contracts in compliance with IC 32-8-3-1 and shall provide for specific lien waivers from all persons otherwise entitled to a lien in exchange for each progress payment. All contractors, mechanics or laborers used by Tenant in performance of any such work shall be subject to Landlord's prior approval. Any and all such alterations, additions or improvements when made to the Leased Premises by Tenant shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease by lapse of time or otherwise unless Landlord, by notice to Tenant no later than twenty (20) days prior to the date fixed as the expiration of this Lease, elects to have them removed immediately at Tenant's expense. This section shall not apply to movable equipment or furniture of Tenant other than as related to damage to the Building caused by the installation or removal of any such alterations, additions or improvements.

         Section 6.05. LIENS. Tenant shall keep the Leased Premises free from any liens including, but not limited to, mechanic's liens. In the event any lien attaches to the Leased Premises, Landlord may, after thirty (30) days written notice to Tenant, pay the amount of such lien to cause its release and the payment shall be deemed an Advance under Section 11.03.

         Section 6.06. USE Of COMMON AREA. The "Common Area" shall be defined as all that portion of the public spaces within the Building, including the lobby, hallways, stairways, and elevators. Landlord hereby grants to Tenant, its employees, agents, customers and invitees, the non-exclusive right to use the Common Area as from time to time constituted, such use to be in common with Landlord and all tenants of Landlord from time to time, its and their employees, agents, customers and invitees. No portion of the Common Area shall be used by Tenant for any purpose whatsoever other than, or that would interfere with, pedestrian traffic.

                                   ARTICLE VII

                                    SECURITY

         Section 7.01. SECURITY DEPOSIT. Intentionally Waived.


         Section 7.02 LANDLORD'S LIEN. Landlord is hereby given a first and prior lien upon any and all fixtures, equipment and other personal property of whatsoever nature owned by Tenant which are now located on or shall come in or upon the Leased Premises, whether acquired before or after execution of this Lease, to secure the due payment of Rental and the performance of all other obligations of Tenant accruing hereunder, and upon the failure of Tenant to pay any part of the Rental or perform any such obligation, Landlord, without notice or demand, may possess and sell such property without legal process of any kind, at either public or private sale after one publication of notice thereof in some daily newspaper published in the City of Indianapolis, Indiana, not less than ten (10) days before such sale, and may apply the proceeds of such sale to the payment of expenses thereof and to the discharge of the Rental or other obligation and liabilities of Tenant hereunder, and hold the balance of such proceeds, if any, for the account of Tenant. This paragraph constitutes a security agreement under the Indiana Uniform Commercial Code. Tenant (as a "debtor") grants to Landlord (as a "secured party") a security interest in said property of Tenant above described, now owned or hereafter acquired, until full performance by Tenant of all obligations of Tenant under this Lease. Tenant authorizes Landlord to execute and file financing statements under said Code signed only by Landlord for the purpose of perfecting and/or preserving the security hereby granted.

                                  ARTICLE VIII

                           ASSIGNMENT AND SUBLETTING

         Section 8.01. ASSIGNMENT AND SUBLETTING. Tenant shall not assign or encumber this Lease or any interest herein or sublet the Leased Premises or any part thereof, or permit the use of the Leased Premises or any part thereof by any party other than Tenant, without the prior written consent of Landlord. If this Lease is assigned or if the Leased Premises or any part thereof are sublet or occupied by any party other than Tenant, Land1ord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rental due under this Lease, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the requirement for consent, or the acceptance of the assignee, subtenant, or occupant as tenant, or a release of Tenant from the further performance by Tenant of the terms and provisions of this Lease. Notwithstanding any assignment, sublease, or occupancy by others, Tenant shall remain fully liable under this Lease and shall not be released from performing any of the terms, covenants or conditions hereof. If Tenant is an entity other than a natural person, a change in the controlling interest of said entity shall be deemed an assignment of the Lease and thereby subject to the consent of the Landlord. In the event that the Lease is assigned or that the Leased Premises are sublet or occupied by someone other than Tenant, if said assignee, subtenant, or occupant shall be required by Tenant to pay an amount 1n excess of the amount required to be paid hereunder by Tenant to Landlord, then such excess amount shall be the property of Landlord and the rental due under the terms of this Lease shall be deemed to be raised to an amount which equals the amount agreed to be paid by such assignee, subtenant, or occupant.

                                   ARTICLE IX

                  NON-LIABILITY, INDEMNIFICATION, AND INSURANCE

         Section 9.01. EXCULPATION OF LANDLORD. WAIVER OF CLAIMS BY TENANT. Landlord and its agents and employees shall have no liability to Tenant or its agents or employees for any damage to the property of Tenant or its agents or employees, including any consequential damages arising therefrom, irrespective of the cause of such damage and whether or not caused, or alleged to be caused, in whole or part, by the joint or several negligence, breach of contract, breach of warranty, or other breach of duty on the part of Landlord, its agents or employees. No such occurrence shall be deemed to be an actual or constructive eviction from the Leased Premises or result in an abatement of rental except as provided in Article IX. Tenant agrees to carry such insurance as it deems adequate to fully protect it against loss or damage to such property by any casualty that is coverable by fire and extended coverage insurance, and all such insurance shall contain or be endorsed with a clause permitting waiver of rights of recovery prior to a loss and waiving all rights of subrogation so long as such clause is available. Tenant hereby waives all claims for recovery from and releases Landlord and its agents and employees, and hereby waives all recovery from and releases other tenants from time to time of the Building and their agents and employees, for any loss or damage to the property of Tenant to the extent that such loss or damage is or could have been insured by valid and collectible fire and extended coverage insurance policies in standard form containing a waiver of subrogation endorsement; it being the intent of the parties hereto to assign the entire risk of loss arising out of damage to Tenant's property to Tenant or to Tenant's insurance carrier pursuant to such policies of insurance. Landlord shall use its best efforts to require other tenants from time to time of The Building to make similar waivers with respect to other tenants from time to time in The Building in their respective leases.

         Section 9.02. PUBLIC LIABILITY INSURANCE FOR LEASED PREMISES. Tenant agrees to procure and maintain during the Term a policy or policies of insurance written by a responsible insurance company or companies (which may be written to include the Leased Premises in conjunction with other premises owned or operated by Tenant) insuring both Landlord and Tenant against any and all losses, claims, demands or actions or injury to or death of any one or more persons in any one occurrence to the limit of not less than One Million Dollars ($1,000,000.00) and for damage to property in the amount of not less than Five Hundred Thousand Dollars ($500,000.00) arising from Tenant's conduct and operation of its business in the Leased Premises, and to furnish to Landlord certificates evidencing the existence thereof.

         Section 9.03. WAIVER OF CLAIMS BY LANDLORD. Landlord shall procure and keep in effect during the term of this Lease fire and extended coverage insurance on the Building in such amounts as Landlord deems necessary to effectively protect itself against loss to its property arising out of casualty covered by such insurance. All fire and extended coverage insurance which may be carried by Landlord with respect to the Building or the property of Landlord located therein shall contain or be endorsed with a clause permitting waiver of rights of recovery prior to a loss and waiving all rights of subrogation so long as such a clause is available. Landlord hereby waives all claims for recovery from and releases Tenant and, Its agents and employees for any loss or damage to the Building or the property of Landlord located therein to the extent such loss is or could have been covered by valid and collectible fire and extended coverage insurance policies in standard form containing a waiver of subrogation endorsement; it being the intent of the parties hereto to assign the entire risk of loss arising out of damage to the Building or the property of Landlord to Landlord or to Landlord's insurance carrier pursuant to such policies of insurance. However, Tenant shall remain liable to Landlord for the cost of repairing any damage to the Leased Premises, the Building, or the property of Landlord which is caused or contributed to by the act or omission of Tenant, its agents, employees or invitees to the extent that such damage is not insured or insurable by Landlord under standard fire and extended coverage insurance policies, or to the extent that Tenant's liability for such damage is not waivable under any such waiver of subrogation provision or endorsement. Any expense to Landlord in obtaining such waiver of subrogation endorsement, together with the underlying premiums for such insurance, shall be deemed to be included in the operating expenses defined in Article IV of this Lease.

         Section 9.04. PUBLIC LIABILITY INSURANCE FOR BUILDING. Landlord agrees to procure and maintain during the Term a policy or policies of insurance written by a responsible insurance company or companies insuring Landlord against any and all losses, claims, demands or actions for injury to or death of any one or more persons in any one occurrence to the limit of not less than One Million Dollars ($1,000,000.00) and for damage to property in the amount of not less than Five Hundred Thousand Dollars ($500,000.00), which insurance will cover accidents or occurrences occurring in the Building (other than inside the Leased Premises).

         Section 9.05. LANDLORD'S NON-LIABILITY. Landlord shall not be liable to Tenant or any other person in the Leased Premises or in the Building by Tenant's consent, invitation or license, express or implied, for any damage either to person or property sustained by reason of the condition of the Leased Premises or the Building, or any part thereof, or arising from the bursting or leaking of any water, gas, sewer or steam pipes, or due to any act or neglect of a co-tenant or other occupant of the Building or other person therein, or due to any casualty or accident in or about the Building.

                                    ARTICLE X
                             DESTRUCTION AND DAMAGE

         SECTION 10.01. DAMAGE BY CASUALTY. In the event of a fire or other casualty in the Leased Premises, Tenant shall give prompt notice thereof to Landlord. If the Leased Premises, through no fault of Tenant, its agents, employees, invitees or visitors, shall be partially destroyed by fire or other casualty so as to render the Leased Premises partially or wholly untenantable, the Rental shall be abated in whole or in part on the basis of square footage occupied thereafter until such time as the Leased Premises are made fully fit for use by tenant; provided, however, that if any act or neglect of Tenant, its agents, employees or invitees shall have contributed to the cause of such fire or other casualty, the Rental shall not be abated during the period of restoration of the Leased Premises, except to the extent that Landlord collects for such Rental from rental insurance.


         SECTION 10.02. RESTORATION. In the event of damage to the Leased Premises by fire or other casualty, Landlord shall, to the extent of available insurance proceeds, repair the damaged portions of such premises to tenantable condition for use by Tenant as soon as is reasonably possible. Landlord shall have no duty to repair, restore or replace Tenant's fixtures or improvements, including, without limitation, wall and floor coverings, special lighting fixtures, built-in cabinets and bookshelves and any other improvements originally installed by or for Tenant which are not a part of the standard construction of the Building. In the event of the substantial destruction of the Leased Premises or the Building to the extent that Landlord shall decide not to rebuild the Building in the same manner as originally constructed, this Lease shall be terminated as of the date of such destruction or damage with all Rental paid or refunded so as to adjust to the date of such destruction or damage. In the event that damage to the Building as the result of any casualty is such that the Leased Premises cannot be used by Tenant for its normal business operations for a period of nine (9) months or more, either Landlord or Tenant may cancel and terminate this Lease with all Rental paid or refunded so as to adjust to the date of such destruction or damage; provided, however, that Tenant shall not have the right to cancel and terminate this Lease if any act or neglect of Tenant or its agents, employees or invitees shall have contributed to the cause of such casualty.


                                   ARTICLE XI

                             DEFAULTS AND REMEDIES

         SECTION 11.01. EVENTS OF DEFAULT. The happening of any one or more of the following events shall be deemed to be an "Event of Default":

         (a) The making by Tenant of an assignment for the benefit of its creditors;

         (b) The leaving of a writ of execution or attachment on or against the Leased Premises or Tenant's interest therein as the property of Tenant and the same not being released or discharged within sixty (60) days thereafter;

         (c) Institution of proceedings in a court of competent jurisdiction for the reorganization, liquidation or involuntary dissolution of Tenant, or for its adjudication as a bankrupt or insolvent, or for the appointment of a receiver of the property of Tenant, and said proceedings are not dismissed, and any receiver, trustee or liquidator appointed therein discharged, within ninety (90) days after the institution of said proceedings;

         (d) The voluntary filing of any proceeding for liquidation, dissolution or adjudication of Tenant as a bankrupt;

         (e) A mechanic's lien upon the Leased Premises or the Building is asserted of record and the same is not released or otherwise provided for by indemnification satisfactory to Landlord, or any advancement made by Landlord is not paid pursuant to
                  Section 11.03; with applicable overhead charge within forty-five (45) days after written notice thereof is given to Tenant by Landlord;

         (f) The making of any assignment of this Lease or any subletting of the Leased Premises or some portion thereof without the consent of Landlord;

         (g) The failure of Tenant to pay any installment of Rental within ten (10) days after its due date; or

         (h) The failure of Tenant to perform any other of its covenants under this Lease within ten (10) days after written notice or demand therefor is served upon Tenant by Landlord, unless within such ten (10) day period Tenant shall have commenced action reasonably designed to eliminate such failure of performance and diligently, expeditiously and continuously pursues such action to a successful conclusion; provided in all events that such curative action is successfully concluded within sixty (60) days after the initial written notice or demand from Landlord.

         SECTION 11.02. REMEDIES. Upon the occurance of an Event of Default, Landlord may:

         (a) Terminate this lease and all rights of Tenant hereunder without terminating Tenant's obligations hereunder;

         (b) Re-enter the Leased Premises with or without process of law, using such means as may be necessary to remove all persons and property therefrom;

         (c) Remove all personal property from the Leased Premises and dispose of the same immediately, applying the proceeds to the amounts owed to Landlord; and/or

         (d) Exercise any other right or remedy available to Landlord at law or in equity in addition to or as an alternative to any of the other rights and remedies of Landlord herein specified upon the occasion of any such Event of Default.

In the event of Landlord's re-entry upon the Leased Premises as a result of the occurance of any such Event of Default, Landlord shall be under no duty whatsoever to attempt to relet the Leased Premises or to otherwise mitigate its damages resulting from the occurrence of the Event of Default unless and until all other rentable office space within the Building that is not occupied by Landlord for its own use shall be leased and occupied. In the event that Landlord should relet the Leased Premises or some portion thereof during the balance of the term of this Lease, the proceeds of such reletting, after deduction of all reasonable costs in connection with repossession and reletting of the Leased Premises (including, without limitation, all attorney's fees, leasing commissions, remodeling costs and similar expenses) shall be applied to satisfaction of Tenant's obligations hereunder. Landlord shall have the right at any time to file suit to recover any sums which have fallen due under this Lease from time to time on one or more occasions without being obligated to wait until the expiration of the term of this Lease, including, but not limited to, past due Rental, interest, late payment charges, advances, and attorneys' fees. Landlord shall also be entitled to recover immediately as damages from Tenant a sum of money equal to the total of the cost of recovering possession of the Leased Premises, the unpaid Rental owed at the time of such termination or repossession, the balance of the Rental for the remainder of the originally stated Term less the fair market rental value of the Leased Premises for such period, and any other sum of money or damages owed by Tenant to Landlord.

         SECTION 11.03. ADVANCES. In the event of any breach of the obligations of Tenant hereunder, Landlord shall also have the right to cure such breach for the account and at the expense of Tenant. Any money spent or costs or expenses incurred in curing such a breach or default for the account of Tenant, together with fifteen per centum (15%) additional overhead charge, shall be reimbursed to Landlord within ten (10) days of rendition of a bill or statement to Tenant for such costs, and Landlord shall have the same remedies for the nonpayment thereof as for the nonpayment of Rental. Any advance not paid when due shall bear interest from the date due at four percent (4%) over the prime rate announced by Indiana National Bank (or any successors) from time to time.


         SECTION 11.04. FEES AND COSTS. In the event Tenant defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease, or any part thereof, or the collection of any Rental due or to become due hereunder or recovery of possession of the Leased Premises, Tenant agrees to pay Landlord all reasonable attorney's fees, other professional fees, and costs incurred by Landlord in connection therewith. Tenant agrees that any judgment rendered in favor of Landlord against Tenant in any legal action, whether commenced by Landlord or by Tenant, shall include additionally a judgment for attorney's fees which Tenant hereby agrees to pay. In the event that Landlord is made a party to any action brought by and third party arising out of Tenant's use or occupancy of the Leased Premises, Tenant shall indemnify and hold Landlord harmless from any costs or fees in defending such action and from any judgment rendered against Landlord in such action.

                                   ARTICLE XII

                                 EMINENT DOMAIN

         SECTION 12.01. EFFECTS OF TAKING. If any part of the Leased Premises or Building should be taken under exercise of the power of eminent domain, Landlord may elect to terminate this Lease or to continue the same in effect. If Landlord elects to continue the Lease, the Rental shall be reduced in proportion to the area of the Leased Premises so taken and Landlord shall be responsible for the performance of all work necessary to make the Leased Premises usable by Tenant in addition to all work necessary in other portions of the Building as a result of such taking. In the case of the taking of a portion of the Leased Premises, Tenant shall also have the right to elect to terminate this Lease. In the event of termination of this Lease by either Landlord or Tenant, notice of such termination shall be given to the other party within thirty (30) days after possession of the portion of the Leased Premises is taken by the condemning authority. Such termination shall be effective as of the date when such possession is taken as it relates to any portion of the Leased Premises taken and as of the date when exclusive possession of the Leased Premises is surrendered to Landlord on or after the date when possession of the balance of the Leased Premises is taken by the condemning authority.

         SECTION 12.02. AWARDS. All sums awarded or agreed upon between Landlord and the condemning authority for the taking of the interest of Landlord or Tenant, whether as damages or as compensation, will be the property of Landlord, free of any claim of Tenant. Notwithstanding the foregoing, Landlord shall not be entitled to any award or compensation paid to Tenant for its moving expenses or for any personal property of Tenant that may be taken in any such proceeding.

         SECTION 12.03. DEFINITION. The term "taking" as used herein shall include any conveyance or transfer in lieu of condemnation as well as any legal action in condemnation taken under the power of eminent domain.


                                  ARTICLE XIII

                           SUBORDINATION TO MORTGAGES

         SECTION 13.01. AUTOMATIC SUBORDINATION. This Lease, and the rights of Tenant hereunder, shall be subordinate to the lien or liens of any mortgage or mortgages now or at any time hereafter in force with respect to the Building and to all advances made or hereafter to be made upon the security thereof. If requested by the holder of any such mortgage or mortgages, Tenant shall execute and deliver to such holder an instrument in form and substance satisfactory to such holder specifically subordinating this Lease to the lien of such mortgage or mortgages. Such subordination shall be subject to the limitation that Tenant's use and occupancy of the Leased Premises shall not be disturbed so long as there is no Event of Default hereunder.

         SECTION 13.02. WAIVER OF SUBORDINATION. Notwithstanding the terms of
Section 13.01, the holder of any such mortgage or mortgages shall have the right at any time prior to the later of thirty (30) days after the date of final execution of the Lease or thirty (30) days after the date of recording of any such mortgage to declare this Lease to be superior in priority to the lien of said mortgage notwithstanding the respective dates of execution or recording of any such document.

         SECTION 13.03. ATTORNMENT. If by reason of any default on the part of Landlord or any successor Landlord as mortgagor under any such mortgage or mortgages to which this Lease is subordinate, any such mortgage is foreclosed by legal proceedings or extinguished by conveyance in lieu of foreclosure or otherwise, Tenant shall attorn to and recognize such mortgage holder and its successors and assigns, including any purchaser in foreclosure or grantee of a deed in lieu thereof, as Landlord under this Lease. Tenant shall execute and deliver at any time, upon request of Landlord or any holder of a mortgage to which this Lease is subordinate and instrument to evidence such attornment and containing the agreement of Tenant that no action taken to enforce any such mortgage by reason of any default thereunder shall terminate this Lease or invalidate or constitute a breach of any of the terms hereof, provided that Tenant's possession of the Leased Premises shall not be disturbed if there is no existing Event of Default. In the event that several mortgagees have a security interest with different priority, Tenant shall attorn to such mortgagees in the order of their priority.


                                   ARTICLE XIV

                             TENANT'S CERTIFICATES

         SECTION 14.01. AGREEMENT TO EXECUTE. Tenant agrees that, from time to time, upon request by Landlord, Tenant will execute and deliver to Landlord or to any mortgagee of Landlord's interest in the Building or any purchaser or prospective purchaser of Landlord's interest in the Building or the Leased Premises a statement in form and content supplied by Landlord and reasonably acceptable to such prospective purchaser or mortgagee certifying (a) that this Lease is unmodified and in full force and effect (or if there have been any modifications, identifying the modifications and certifying that the Lease as modified is in full force and effect); (b) the dates to which Rental and any other charges have been paid; (c) the dates of commencement and expiration of the term of this Lease; (d) that Landlord is not in default in the performance of any of its obligations under the terms of this Lease or, if any such default is claimed, the exact nature thereof in detail; and (e) such other matters as Landlord or any such other party may reasonably request. Any such certificate shall be executed and delivered by Tenant within ten (10) days after request therefor is made. An Estoppel Certificate acceptable to Landlord is attached as Exhibit D.

                                   ARTICLE XV

                                RESERVED RIGHTS

         SECTION 15.01. RIGHT OF INSPECTION. Landlord shall have the right at any reasonable time and from time to time to enter the Leased Premises by its agents and employees for the purpose of examining the condition thereof.

         SECTION 16.02. HOLDING OVER. In the event Tenant should remain in possession of the Leased Premises after expiration of the term of this Lease without execution by Landlord and Tenant of a new lease, then Tenant shall be deemed to be occupying the Leased Premises as a tenant at sufferance subject to all of the covenants and obligations of this Lease and at a daily Rental of one hundred fifty percent (150%) of the per diem rate of Rental provided hereunder for the immediately prior period computed on the basis of a thirty (30) day month. Landlord, upon notice to Tenant, shall have the right to deem the continuing occupancy of Tenant to constitute the creation of a month to month tenancy at the monthly rental provided hereunder for the immediately prior period, which month to month tenancy shall continue until either party shall have given the other one (1) full calendar month's notice of an intention to terminate such month to month tenancy.


                                  ARTICLE XVII

                                    NOTICES

         SECTION 17.01. NOTICES. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when deposited with the United States Postal Service, or its successor, first class, postage prepaid, and addressed as required herein. Any notice served upon Tenant by delivery to the person in charge of the business operations of Tenant at the Leased Premises shall be deemed to be given upon the occasion of such personal delivery.


         SECTION 17.02. EFFECTIVE DATE OF NOTICE. Any notice given by mail shall be deemed to have been given on the day following the date upon which it is deposited with the United States Postal Service, or its successor, with first class postage prepaid and addressed as required herein. Any notice served upon Tenant by delivery to the person in charge of the business operations of Tenant at the Leased Premises shall be deemed to be given upon the occasion of such personal delivery.

                                  ARTICLE XVIII

                            MISCELLANEOUS AGREEMENTS

         SECTION 18.01. WAIVER. The failure of Landlord to seek redress for violation of, or to insist upon strict and timely performance of, any covenant or condition of this Lease or any of the Rules of the Building set forth herein or hereafter adopted by Landlord, shall not constitute a waiver of any such violation or prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach and no provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord or a lesser amount than the full Rental due shall be deemed to be other than on account of the earliest stipulated payments due, nor shall any endorsement or statement on any check or in any letter accompanying any check or other payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rental or to pursue any other remedy as in this Lease provided. No act or thing done by Landlord or Landlord's agents shall be deemed an acceptance of a surrender of the Leased Premises and no agreement to accept such a surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of the Leased Premises prior to the termination of this Lease and the delivery of keys to any such agent or employee shall not operate as a termination of this Lease or an acceptance of a surrender of the Leased Premises.


         SECTION 18.02. REPRESENTATIONS. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the Leased Premises, the Building, the land upon which the Building is erected, the Rental, expenses of operation of the Building or any other matter or thing affecting or related to the execution of this Lease except herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. All understandings and agreements heretofore made between the parties hereto are merged in this Lease which alone fully and completely expresses the agreement between Landlord and Tenant and any agreement hereafter made shall be ineffective to change, modify or amend it in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification or amendment is sought.

         SECTION 18.03. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying the Rental and all other charges due hereunder and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Leased Premises, subject, however, to the terms and conditions of this Lease.

         SECTION 18.04 STATUS OF LANDLORD. The term Landlord as used in this Lease so far as covenants or obligations on the part of Landlord are concerned shall be limited to mean and include only the owner or owners at the time in question of the Landlord's interest in the Building. Tenant shall look solely to the Building and the land on which it is located for the collection of any judgment (or enforcement of any other judicial process) requiring the payment of money by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any obligation due Tenant.

         SECTION 18.05 AIR AND LIGHT. This Lease does not grant or guarantee Tenant continuance of or any right of a view or any easement for light and air over any property adjoining the Leased Premises or the Building.

         SECTION 18.06 CONSENTS AND APPROVALS. Wherever the consent or approval of Landlord is required, such consent or approval shall only be valid when given expressly in writing and identified in such writing as being intended as a consent or approval required by the terms of this Lease. Consent or approval shall never be implied by any act or statement made by or on behalf of Landlord.

         SECTION 18.07 PARTIAL INVALIDITY. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such terms, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each terms, covenant or condition of this Lease shall be valid and in force to the fullest extent permitted by law.

         SECTION 18.08 GOVERNING LAW. This Lease has been negotiated in the State of Indiana with respect to premises located within the State of Indiana and shall be governed by the laws of the State of Indiana.

         SECTION 18.09. CONSENTS. Wherever consent or approval is required hereunder, such consent or approval shall not be unreasonably withheld, except as to assignment of this Lease or subletting of the Leased Premises other than as specifically provided in Article VII.

         SECTION 18.10. INTERPRETATION. The captions or headings to the various articles and sections of this Lease are inserted only as a matter of convenience and for reference and in no way define, limit, construe or describe the scope of this Lease or the intent of any provision thereof. When applicable, use of the singular form of any word shall also mean or apply to the plural and the neuter form shall mean and apply to the masculine or feminine.

         SECTION 18.11. SUCCESSORS AND ASSIGNS. Except as herein limited, this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


         LANDLORD:                            TENANT:

         VERMONT STREET ASSOCIATES            COMPUCOM DEVELOPMENT CORPORATION


         By: Mansur Management Corporation
             Managing Agent



         By: /s/ Cornelius M. Alig            By: /s/ John M. Cauffman
             -------------------------------      -----------------------------
             Cornelius M. Alig, President         Signature


                                                  John M. Cauffman
                                                  -----------------------------
                                                   Printed Name and Office

                              [SECOND FLOOR PLAN]




                                   EXHIBIT A

                              RENTABLE SQUARE FEET




The Term "Rentable Square Feet" as used in the Lease shall mean:

         (a) As to each floor of the Building on which the Entire space rentable to tenants is or will be leased to one tenant (hereinafter referred to as "Single Tenant Floor") Rentable Square Feet shall be the entire area bounded by the inside surface of the glass on the four permanent exterior walls on such floor, including all areas used for elevator lobbies, corridors, special stairways, restrooms, mechanical rooms, electrical rooms and telephone closets without deduction for columns and other structural portions of the Building or vertical penetrations that are included for the special use of Tenant but excluding the area contained within the exterior walls of the Building stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts.

         (b) As to each floor of the Building on which space is or will be leased to more than one tenant (hereinafter referred to as "Multi-Tenant Floor"), Rentable Square Feet attributable to each such lease shall be the total of (i) the entire area included within the Leased Premises covered by such lease, being the area bounded by the inside surface of the glass on any permanent exterior walls of the Building bounding such Leased Premises, the exterior of all walls separating such premises from any public corridors or other public area on such floor, and the centerline of all walls separating such Leased Premises from other areas leased or to be leased to other tenants on such floor, and (ii) a pro rata portion of the area covered by the elevator lobbies, corridors, restrooms, mechanical rooms, electrical rooms and telephone closets situated on such floor.


         (c) For purposes of establishing the Tenant's Proportionate Share, as shown in Section 2.01(i) of the Lease, Rentable Square Feet of the Leased Premises is deemed to be as set forth in Section 2.01(b) of the Lease, and Rentable Square Feet of the Building is deemed to be 59,138 square feet. Prior to the Commencement Date, and from time to time thereafter at Landlord's option, Landlord's architect shall determine and certify in writing to Tenant and Landlord the actual Rentable Square Feet of the Leased Premises and the Building, which determinations and certifications shall be conclusive, and thereupon Tenant's Proportionate Share shall be adjusted accordingly.


                                  EXHIBIT A-1

                              LOCKERBIE MARKETPLACE

                      LANDLORD'S AND TENANT'S WORK LETTER


In addition to the mutual covenants contained in the Lease to which this Exhibit B is a part, Landlord and Tenant further mutually agree as follows:


1.       PLANS AND SPECIFICATIONS FOR THE LEASED PREMISES

         (a) Tenant agrees to cooperate with Landlord's architects and engineers, who shall prepare at Landlord's expense detailed space plans for tenant finish improvements for Building Standard Work for the Leased Premises which shall include, but not be limited to, locations of doors, partitioning, reflected ceiling, electrical fixtures, outlets and switches, telephone outlets, and plumbing fixtures. Tenant may require work (hereinafter referred to as "Building Non-Standard Work") different from or in addition to Building Standard Work as described in paragraph 2 hereof, such as extraordinary floor loads and other special requirements. In such event, any architectural, mechanical, electrical and structural engineering drawings, plans and specifications so required beyond Building Standard Work shall be prepared by Landlord's architect or engineer at Tenant's expense and shall be subject to the approval of Landlord. Tenant shall approve in writing space plans prepared by Landlord, on or before the Space Plan Approval Date set forth in Section 2.01(j) of the Lease. Tenant may provide space plans by an architect selected by Tenant at Tenant's expense prior to the Space Plan Approval Date. Landlord shall be entitled, in all respects, to rely upon all plans, drawings, and information so supplied. All Working Drawings shall be prepared by Landlord's architect or engineer, which Working Drawings shall include architectural, mechanical, electrical and structural engineering drawings for building standard work as described in paragraph 2 hereof at Landlord's expense, but drawings or portions of drawings relating to Building Non-Standard Work shall be prepared by Landlord's architect at Tenant's expense.

         (b) All plans and specifications referred to hereinabove in subparagraph (a) of this paragraph are subject to Landlord's approval, which approval shall not be unreasonably withheld.

         (c) Space plans and specifications provided by Tenant shall not conflict with building codes, laws or regulations for the City of Indianapolis or the State of Indiana or with applicable insurance regulations for a fire resistant building. All space plans and specifications submitted by Tenant shall be in a form satisfactory for filing with appropriate governmental authorities for permits and licenses required for construction.

         (d) The extent to which any of Tenant's requirements are Building Non-Standard Work or otherwise,exceed Building Standard Work shall be determined by Landlord's architect or engineer."


2. BUILDING STANDARD WORK AT LANDLORD'S COST AND EXPENSE. Landlord agrees, at its sole cost and expense, to furnish and install all of the following "Building Standard Work" limited to the quantities specified here below, and as selected and specified by the Landlord and as indicated on Tenant's final approved plans:


         A. Partitions:

                  (1)      Corridor and Demising Walls

                           3-1/2" metal stud partitions w/5/8' gypsum board each side from floor to underside of floor deck above with 2-1/2" straight rubber base each side. Allowance of one (1) lineal foot per forty (40) square feet.

                  (ii)     Interior Walls

                           3-1/2" metal stud partitions 5/8" gypsum board each side from floor to underside of finished ceiling with 2-1/2" straight rubber base each side. Allowance of one (1) lineal foot per fifteen (15) square feet.

                  (iii)    Wall Finish

                           Two coats of eggshell paint from one (1) of three (3) building standard selections. Allowance of one (1) color per 2,500 square feet.

                                    EXHIBIT B

         B.       Doors:

                  (1)      Entry Doors

                           3'0" x 8' 0" x 1-3/4" solid core, flush, red oak face veneer hung in hollow metal frame painted with lockset, 1-1/2" pair butts and doorstop. Allowance of one (1) door per 3000 square feet.

                  (ii)     Interior Doors

                           3'0" x 7'0" x 1-3/4" particleboard core, flush, oak doors, stain grade, hung in hollow metal frame painted, 1-1/2 pair butts and doorstop. Allowance of one (1) door per 275 square feet.

         C.       Ceilings:

                  (i) Acoustical 2'-0" x 4'-0"regular lay-in tile, white with white semi-recessed spline. Allowance of one (1) tile per eight (8) square feet.

         D.       Flooring:

                  (i) Carpet installed throughout tenant space. Allowance of $10.25 per square yard installed.

         E.       Lighting:

                  (i) Recessed fluorescent lay-in light fixtures with initial lamping of cool white fluorescent tubes. Allowance on one (1) light fixture per ninety (90) square feet.

         F.       Electrical outlets:

                  (i)      Allowance of one (1) outlet per two hundred fifty
                           (250) square feet, mounted on the wall.

         G.       Electrical light switches:

                  (i)      Allowance of one (1) switch per four hundred
                           (400) square feet, mounted on the wall.

         H.       Telephone outlets:

                  (i)      Allowance of one (1) outlet per three hundred fifty
                           (350) square feet.

         I.       Sprinkler:

                  (i) Allowance of one (1) sprinkler head per 225 square feet.

         J.       Drinking Fountain:

                  (i) Allowance of two (2) drinking fountains per floor (location by landlord).

         K.       Floor Loading

                  (i) Design criteria provides sufficient capacity, on each tenant floor, to accommodate a live load and partition load at an average rate of seventy (70) pounds per square foot of floor area. Any additional loading requirements will need to be verified through the landlord.


         L.       Window Coverings:

                  (i) Architectural thin-line venetian blinds to be provided by owner at all peripheral windows.


3. SUBSTITUTIONS AND CREDITS. Tenant may select different materials (except exterior window blinds) in place of Building Standard materials which would otherwise be initially furnished and installed by Landlord in the Interior of the Leased Premises under the provisions of this Exhibit B, provided such selection is indicated on Tenant's space plans and specification as approved by Landlord. If Tenant selects interior finish items, such as wall paint, and/or wall coverings, fixtures and carpeting different from Landlord's Building Standard Work, Tenant shall notify Landlord of all such selections in writing with the submission of plans provided by Tenant or on the Space Plan Approval Date. All interior decorating items and services selected by Tenant in excess of Building Standard Work shall be provided by Tenant at Tenant's sole cost and expense after approval by Landlord. If Tenant shall make any such selection, Tenant shall pay to Landlord, as hereinafter provided, the difference between the cost of such different materials and the credit given by Landlord for the materials thereby replaced plus a fee of ten percent (10%) of the difference, if any, for Landlord's additional costs resulting from such substitution.

4. BUILDING NON-STANDARD WORK AT TENANT'S COST AND EXPENSE. Landlord shall cause Tenant's Building Non-Standard Work to be installed by Landlord's contractor at Tenant's sole cost and expense only after landlord has approved Tenant's space plans for Building Standard and Non-Standard Work. Prior to commencing any such work, Landlord shall submit to Tenant a written estimate of the cost of the approved Building Non-Standard Work. If Tenant approves such estimate, Tenant shall notify landlord in writing within seven (7) days after submission of the estimate of its approval and Landlord shall thereafter cause its contractor to proceed with such work. Tenant shall be responsible for any costs in excess of the estimate. If Tenant shall fail to approve the cost estimate for Building Non-Standard Work within seven (7) days after the submission thereof, such failure is to be deemed a disapproval thereof; and Landlord's contractor shall not proceed with any work. It Is understood that Tenant shall be liable for any delays and increased costs resulting from delays in approvals by Tenant of space plans and cost estimates for Building Non-Standard Work within the time allowed, such failure shall be deemed a disapproval thereof, and Landlord's contractor shall not proceed with any work. It is understood that Tenant shall be liable for any delays and increased cost resulting from delays in approvals by Tenant of space plans and cost estimates for building Non-Standard Work. Tenant shall also be responsible for the design, function and maintenance of such special improvements, whether or not installed by Landlord at Tenant's request. Tenant agrees to pay Landlord or Landlord's contractor, promptly upon, receipt of invoices therefor from Landlord or Landlord's contractor, the amount of all invoices for the installation of Building Non-Standard Work plus ten percent (10%) of the amount of such invoices to cover Landlord's overhead and expenses in the coordination of the work.

No such different materials shall be furnished and installed in replacement for any Building Standard materials until landlord has submitted an estimate to Tenant in writing of the increased cost thereof and Landlord and Tenant have agreed in writing on the increased cost of such different materials and installation in excess of the cost of Building Standard. If Tenant approves such estimate, it shall notify Landlord in writing within seven (7) days after submission of the cost estimate and Landlord's contractor shall thereafter proceed with such work. If Tenant shall fail to approve such estimate within seven (7) days after the submission thereof, such failure is to be deemed a disapproval thereof; and Landlord's contractor shall proceed with the Building Standard Work in lieu of the proposed substituted work. Tenant shall thereupon also be liable for the delay and increased cost, if any, in completing the affected Building Standard Work.

All amounts payable by Tenant to Landlord pursuant to this paragraph 4 shall be paid by Tenant promptly after the rendering of invoices therefor by Landlord or its contractor to Tenant, it being understood that such bills may be rendered during the progress of the performance of the work and/or the furnishing and installation of the materials to which such bills relate. Any such different new materials shall be surrendered by Tenant to Landlord at the end of the initial or other expiration of the term of the Lease. No credit shall be granted for the omission of materials where no replacement in kind is made. There shall be credits only for substitutions in kind, e.g., a lighting fixture credit may be applied only against the cost of another type of lighting fixture.

5. COMPLETION AND RENTAL COMMENCEMENT DATE. The Commencement Date of the Lease as set forth in Section 2.01(d) of the Lease shall not be delayed by any of the following:

         (a) Tenant's failure to approve or furnish space plans and specification in accordance with date specified in paragraph one hereof; or

         (b) Tenant's request for materials, finishes, or installations other than Building Standard items; or

         (c) Tenant's changes in said plans and specifications after the approval or submission thereof to Landlord in accordance with date specified in paragraph 1 hereof; or

         (d) A delay in performance of Building Standard Work as a result of Tenant's failure to approve written estimates of the costs of Building Non-Standard Work or materials in accordance with paragraphs 3 or 4 hereof.

                              RULES OF THE BUILDING

    1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than for ingress to engress from the Leased Premises and for delivery of merchandise and equipment in a prompt and efficient manner using only elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the Building, either by any tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks other than those equipped with rubber tires and sideguards.

    2. The wash basins, water closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweeping, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose agents, employees or visitors, shall have caused it.

    3. No tenant shall sweep or throw or permit to be swept or thrown from the Leased Premises any dirt or other substances into any of the corridors, halls, elevators or stairways of the Building, and tenants shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Leased Premises or permit or suffer the Leased Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Building. Smoking or carrying lighted tobacco products in the elevators of the Building is prohibited. Cooking in the Building is prohibited. Use of any part of the Leased Premises as a residence is prohibited.

    4. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of the Leased Premises of the Building or an the inside of the Leased Premises without the prior consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to any tenant violating this rule. Interior signs on doors and directory tablet shall be inscribed, printed or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

    5. No tenant shall mark, paint, drill into, or in any way deface any part of the Leased Premises of the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior consent of Landlord, and as Landlord may direct.

           No tenant shall lay linoleum, or other similar floor covering so that the same shall cane in direct contact with the floor of the Leased Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

    6. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the Leased Premises only on the freight elevator and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules of the Building or the Lease of which these rules are a part.

    7. Landlord reserves the right to exclude from the Building between the hours of 6 P. M. and 8 A. M. and at all hours on Saturdays, Sundays and legal holidays all persons who do not present a pass to the Building signed by Landlord. In such event, Landlord will furnish passes to persons for whom any tenant requires same in writing. Each tenant shall be responsible for all persons for whom it requests such pass and shall be liable to Landlord for all acts of such persons.

    8. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Landlord, tenant shall refrain from or discontinue such advertising.

    9. Tenant shall not bring or permit to be brought or kept in or on the Leased Premises any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the Leased Premises.

                                    EXHIBIT C


    10. Landlord shall furnish two (2) keys for each corridor door entering the Leased Premises. Additional keys required by tenant shall be obtained from landlord at a charge by Landlord to reimburse it for the cost of making and providing any such keys. All such keys shall remain the property of Landlord. No additional locks shall be permitted on any doors of the Leased Premises without Landlord's prior permission and tenant shall not make, or permit to be made, any duplicate keys except those furnished by Landlord. Upon termination of the Lease, tenant shall surrender to Landlord all keys to the Leased Premises and shall give to Landlord the keys to and combination of all locks for safes, safe cabinets and vault doors, if any, remaining in the Leased Premises.

    11. Canvassing, peddling, soliciting and distribution of handbills or any other written materials in the Building are prohibited, and each tenant shall cooperate to prevent the same.

    12. The requirements of the tenants under these rules will be attended to only upon application by telephone or in person at the office of the Building, followed by a written request. Employees of Landlord shall not perform any work or do anything outside of their regular duties at the direction of any tenant unless under special instructions from Landlord. Any request made by Tenants under a Lease shall be made in accordance with the terms of the Lease.

    13. Landlord may waive any one or more of these Rules for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules against any or all of the tenants of the Building.

    14. These Rules of the Building are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

    15. Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                              ESTOPPEL CERTIFICATE


BUILDING:                            Lockerbie Marketplace
                                     333 North Alabama Street
                                     Indianapolis, IN

PREMISES:                            Suite 240

LEASE DATED:                         November 5, 1986

COMMENCEMENT DATE:                   January 1, 1987

EXPIRATION DATE:                     December 31, 1992

LANDLORD:                            Vermont Street Associates

TENANT                               COMPUCOM DEVELOPMENT CORPORATION


         The undersigned, the tenant under the above-referenced lease, certifies to (Mortgagee/Purchaser) of the above Building, that the lease, some of the terms of which are stated above, is unmodified except as indicated at the end of this certificate and is presently in full force and effect as modified; that the term thereof has commenced and full rental is now accruing thereunder; that the undersigned has accepted possession of the premises and that all improvements required by the terms of the lease to be made by the landlord have been completed to the satisfaction of the undersigned; that rent was last paid on N/A for the period ending N/A and that no rent under the lease has been paid more than thirty (30) days in advance of its due date; that the undersigned, as of this date, has no charge, lien or claim of offset under the lease or otherwise against rents or other charges due or to become due thereunder; and that there are no presently existing defaults on the part of the landlord under the lease.

                                  "TENANT"


                                  COMPUCOM DEVELOPMENT CORPORATION


                                  By: /s/ John M. Cauffman
                                      -----------------------------------------
Modifications:                        Signature
Amended 12/01/86
_____________________________         John M. Cauffman
                                      -----------------------------------------
_____________________________         Printed Name and Office
                                      Director of Information Services
_____________________________

_____________________________


                                   EXHIBIT D

                              [SECOND FLOOR PLAN]


                                   EXHIBIT A

                           TENANT ESTOPPEL CERTIFICATE



TO: THE AETNA CASUALTY AND SURETY COMPANY and/or its affiliates:


1. The undersigned is the Tenant under that certain Amendment of Lease dated May 26, 1989 by and between Vermont Street Associates as Landlord and Compucom Communications Corporation as Tenant, covering those Leased Premises commonly known and designated as Suite 240, 333 N. Alabama Street, Indianapolis, Indiana 46204.

2. The Lease has not been modified, changed, altered or amended in any respect (except as indicated following this sentence) and is the only Lease or agreement between the undersigned and the Landlord affecting said Leased Premises. If none, state "none." Amendments dated May 26, 1989, December 1, 1986, March 31, 1987, and May 10, 1987.

3. The undersigned has made no agreements with Landlord or its agents or employees concerning free rent, partial rent, rebate of rental payments or any other type of rental concession (except as indicated following this sentence). If none, state "none." Six month rent abatement pursuant to Section 5.02 of the Amendment of Lease dated May 26 1989.

4. The undersigned has accepted and now occupies the leased premises, and is and has been open for business since N/A. The Lease term began N/A, and the rent for said leased premises has been paid to and including N/A. No rent has been prepaid for more than two (2) months. The fixed minimum rent being paid as above is $10,082.15 per month. The rent will increase commencing October 1, 1989 pursuant to Section 5.02 of the Amendment of Lease dated May 26, 1989.

5. The Lease is not in default and is in full force and effect. As of the date hereof, the undersigned is entitled to no credit, no free rent and no offset or deduction in rent.

6. The undersigned has received or will receive payment or credit for tenant improvement work in the total amount of $ N/A (or if other than cash, describe below). If none, state "none." None

7. The Lease does not contain and the undersigned doesn't have any outstanding options or rights of first refusal to purchase the premises or any part thereof or the real property of which the premises are a part.

8. No actions, whether voluntary or otherwise, are pending against the undersigned under the bankruptcy laws of the United States or any state thereof.

9. The undersigned acknowledges that all the interest of Landlord in and to the above-mentioned lease is being duly assigned to THE AETNA CASUALTY AND SURETY COMPANY or one of its affiliates hereinafter "AETNA" and that pursuant to the terms thereof all rental payments under said lease shall continue to be paid to Landlord in accordance with the terms of the lease unless and until you are otherwise notified in writing by AETNA, or its successors or assigns.

         It is particularly noted:

         (a) That under the provisions of said assignment said lease cannot be terminated (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent be given to the release of any party having the liability thereon, without the prior written consent of AETNA, or its successors and assigns, and without such consent no rent may be collected or accepted more than two months in advance.

         (b) That the interest of the Landlord in said lease has been assigned to AETNA, for the purposes specified in the assignment and AETNA, or its successors and assigns, assumes no duty, liability or obligation whatever under said lease or any extension or renewal thereof.

         (c) Any notices sent to THE AETNA CASUALTY AND SURETY COMPANY or one of its affiliates should be sent by Registered Mail and addressed to CityPlace, Hartford, Connecticut 06156,
                  Attention: Aetna Realty Investors, Inc.

10. This certification is made to induce THE AETNA CASUALTY AND SURETY COMPANY or one of its affiliates to make certain fundings, knowing that THE AETNA CASUALTY AND SURETY COMPANY relies upon the truth of this certification in disbursing said funds.

11.      Exhibit A attached hereto is hereby incorporated by this reference.

Dated this 26th day of May, 1989.


                       Tenant: COMPUCOM COMMUNICATIONS CORPORATION

                               By:    /s/ [Illegible]
                                  --------------------------------------------

                               Its    President
                                   -------------------------------------------

                              MORTGAGEE PROTECTION

         Tenant agrees to give any mortgagees and/or trust deed holders, as to all or a portion of the Leased Premises, by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the addresses of such mortgagees and/or trust deed holders. Tenant agrees not to exercise any remedies available by virtue of a default unless Landlord shall have failed to cure such default within thirty days after receipt of notice of default or such additional time as may be reasonably necessary to cure the default in the case of a default incapable of being cured within thirty days. Tenant further agrees that the mortgagees and/or trust deed holders shall have an additional thirty days within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty days any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to effect such cure), in which event such right, if any, as Tenant might otherwise have to terminate this Lease shall not be exercised while such remedies are being so diligently pursued.


                                    EXHIBIT A

                           TENANT ESTOPPEL CERTIFICATE


TO:      THE AETNA CASUALTY AND SURETY COMPANY and/or its affiliates:

1. The undersigned is the Tenant under that certain Lease dated March 31, 1987 by and between Vermont Street Associates as Landlord and Compucom Communications Corporation as Tenant, covering those leased premises commonly known and designated as Suite 240, 333 N. Alabama Street, Indianapolis, Indiana 46204.

2. The Lease has not been modified, changed, altered or amended in any respect (except as indicated following this sentence) and is the only Lease or agreement between the undersigned and the Landlord affecting said Leased premises. If none, state "none." Amendments dated December 1, 1986, March 31, 1987, and May 10, 1987.

3. The undersigned has made no agreements with Landlord or its agents or employees concerning free rent, partial rent, rebate of rental payments or any other type of rental concession (except as indicated following this sentence). If none, state "none." Ten month rent abatement pursuant to Section 5.02 of the Amendment dated May 10, 1987.

4. The undersigned has accepted and now occupies the leased premises, and is and has been open for business since February 13, 1987. The Lease term began February 13, 1987, and the rent for said leased premises has been paid to and including N/A. No rent has been prepaid for more than two (2) months. The fixed minimum rent being paid as above is $13,208.04 per month. Commencing January 1, 1988 pursuant to Section
         5.02 of the Amendment dated May 10, 1987.

5. The Lease is not in default and is in full force and effect. As of the date hereof, the undersigned is entitled to no credit, no free rent and no offset or deduction in rent.

6. The undersigned has received or will receive payment or credit for tenant improvement work in the total amount of $ N/A (or if other than cash, describe below). If none, state "none." None.

7. The Lease does not contain and the undersigned doesn't have any outstanding options or rights of first refusal to purchase the premises or any part thereof or the real property of which the premises are a part.

8. No actions, whether voluntary or otherwise, are pending against the undersigned under the bankruptcy laws of the United States or any state thereof.

9. The undersigned acknowledges that all the interest of Landlord in and to the above-mentioned lease is being duly assigned to THE AETNA CASUALTY AND SURETY COMPANY or one of its affiliates hereinafter "AETNA" and that pursuant to the terms thereof all rental payments under said lease shall continue to be paid to Landlord in accordance with the terms of the lease unless and until you are otherwise notified in writing by AETNA, or its successors or assigns.

         It is particularly noted:

         (a) That under-the-provisions of said assignment said lease cannot be terminated (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent be given to the release of any party having the liability thereon, without the prior written consent of AETNA, or its successors and assigns, and without such consent no rent may be collected or accepted more than two months in advance.

         (b) That the interest of the Landlord in said lease has been assigned to AETNA, for the purposes specified in the assignment and AETNA, or its successors and assigns, assumes no duty, liability or obligation whatever under said lease or any extension or renewal thereof.

         (c) Any notices sent to THE AETNA CASUALTY AND SURETY COMPANY or one of its affiliates should be sent by Registered Mail and addressed to CityPlace, Hartford, Connecticut 06156,
                  Attention: Aetna Realty Investors, Inc.

10. This certification is made to induce THE AETNA CASUALTY AND SURETY COMPANY or one of its affiliates to make certain fundings, knowing that THE AETNA CASUALTY AND SURETY COMPANY relies upon the truth of this certification in disbursing said funds.

11.      Exhibit A attached hereto is hereby incorporated by this reference.

Dated this 5th day of November, 1987


                                          Compucom Communications Corp. Tenant
                                          -----------------------------

                                          By: /s/ John M. Cauffman
                                              ---------------------------------

                                          Its Director of Information Services
                                              ---------------------------------

                              MORTGAGEE PROTECTION

         Tenant agrees to give any mortgagees and/or trust deed holders, as to all or a portion of the Leased Premises, by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the addresses of such mortgagees and/or trust deed holders. Tenant agrees not to exercise any remedies available by virtue of a default unless Landlord shall have failed to cure such default within thirty days after receipt of notice of default or such additional time as may be reasonably necessary to cure the default in the case of a default incapable of being cured within thirty days. Tenant further agrees that the mortgagees and/or trust deed holders shall have an additional thirty days within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty days any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to effect such cure), in which event such right, if any, as Tenant might otherwise have to terminate this Lease shall not be exercised while such remedies are being so diligently pursued.


                                    EXHIBIT A

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS AGREEMENT is dated the 5th day of November, 1987, and is made between Aetna Casualty and Surety Company, ("Mortgagee"), and Compucom Communications Corporation ("Tenant").

RECITALS:

         (a) Tenant has entered into a certain lease ("Lease") dated March 31, 1987, and amended December 1, 1986, March 31, 1987 and May 10, 1987 with Vermont Street Associates as lessor ("Landlord"), covering certain premises known as Suite 240 and located on 333 North Alabama Street, Indianapolis, IN 46204 (the "Demised Premises"); and

         (b) Mortgagee has agreed to make a mortgage loan pursuant to Loan Application number 38978 to the Landlord, secured by the Demised Premises, and the parties desire to set forth their agreement herein.

         NOW, THEREFORE, in consideration of the Demised Premises and of the sum of ONE DOLLAR ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1. Said Lease is and shall be subject and subordinate to the Mortgage insofar as it affects the real property of which the Demised Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

         2. Tenant agrees that it will attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Demised Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of said Lease upon the same terms and conditions set forth in said Lease.

         3. If it becomes necessary to foreclose the Mortgage, Mortgagee will not terminate said Lease nor join Tenant in summary of foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants, or conditions of said Lease.

         4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be:

                  a. liable for any act or omission of any prior landlord (including Landlord);or

                  b. liable for the return of any security deposit; or

                  c. subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

                  d. bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

                  e. bound by any amendment or modification of the Lease made without its consent.

         5. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

         6. Tenant agrees to give Mortgagee, by registered mail, a copy of any notice to default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional sixty
(60) days within which to to cure such default or if such default shall be granted if within such sixty (60) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

         IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.


---------------------------------        Mortgage:_____________________________
Date
                                         By: __________________________________
                                             Its

                                         Address: c/o Aetna Realty Investors,
                                                   Inc.
                                                  CityPlace
                                                  Hartford, CT 06156


   November 15, 1987                     Tenant: Compucom Communications Corp.
---------------------------------               -------------------------------
 Date
                                         By: /s/ John M. Cauffman
                                             ----------------------------------
                                             Its: Director of Information
                                                  Services